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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

International Wire Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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International Wire Group, Inc.
12 Masonic Avenue
Camden, New York 13316

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 11, 2006

To the Stockholders of International Wire Group, Inc.:
      An Annual Meeting of Stockholders of International Wire Group, Inc. will be held on Thursday, May 11, 2006, at 8:30 a.m., Pacific Time, at 2951 28th Street, Suite 1000, Santa Monica, California 90405, for the following purposes (which are more fully described in the accompanying Proxy Statement):

1. To elect the Board of Directors of International Wire Group, Inc.;

2. To ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm;

3. To approve the International Wire Group, Inc. 2006 Management Stock Option Plan;

4. To approve the International Wire Group, Inc. 2006 Stock Option Plan for Nonemployee Directors; and

5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
      The affirmative vote of the holders of a plurality of the shares of our outstanding common stock voting is required for the election of each of the nominees for director (assuming a quorum is present). The affirmative vote of the holders of a majority of shares voted at the meeting, in person or by proxy, is required for approval of the other matters considered at the 2006 Annual Meeting.
      The Board of Directors unanimously recommends that you vote to approve all the Proposals.
      The Board of Directors has fixed the close of business on April 17, 2006, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.
      You are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend the Annual Meeting, to assure your shares are represented at the Annual Meeting, please date, execute and mail promptly the enclosed proxy in the enclosed envelope, for which no additional postage is required.
      A copy of our Annual Report on Form 10-K for the year ended December 31, 2005 is enclosed for your convenience.

By Order of the Board of Directors,

Glenn J. Holler
Senior Vice President, Chief Financial
Officer and Secretary
Camden, New York
April 19, 2006
Your vote is important.
Please execute and return promptly the enclosed proxy card in the envelope provided.

APPENDIX

i

INTERNATIONAL WIRE GROUP, INC.
12 Masonic Avenue
Camden, New York 13316
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 11, 2006
       This Proxy Statement is provided to the stockholders of International Wire Group, Inc. (“International Wire,” “we” or “our company”) in connection with the solicitation of proxies by the Board of Directors to be voted at an Annual Meeting of Stockholders to be held at 2951 28th Street, Suite 1000, Santa Monica, California 90405, at 8:30 p.m., Pacific Time, on Thursday, May 11, 2006, and at any adjournment or postponement thereof. This Proxy Statement and the enclosed proxy is first being sent or given to stockholders on or about April 21, 2006. This Proxy Statement provides information that should be helpful to you in deciding how to vote on the matters to be voted on at the Annual Meeting.
      Your vote is important. Whether or not you plan to attend the Annual Meeting, please take the time to vote your shares of common stock as soon as possible. You can ensure that your shares are voted at the meeting by completing, signing, dating and returning the enclosed proxy card in the envelope provided. Submitting your proxy will not affect your right to attend the meeting and vote. A stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by delivering a subsequent proxy or by notifying the inspector of election in writing of such revocation.
INFORMATION ABOUT THE 2006 ANNUAL MEETING AND PROXY VOTING
What matters are to be voted on at the 2006 Annual Meeting?
      International Wire intends to present the following proposals for stockholder consideration and voting at the Annual Meeting:

(1) the election the Board of Directors of International Wire Group, Inc.;

(2) the ratification of the selection by the Audit Committee of our company’s Board of Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the year ending December 31, 2006;

(3) approval of the International Wire Group, Inc. 2006 Management Stock Option Plan; and

(4) approval of the International Wire Group, Inc. 2006 Stock Option Plan for Nonemployee Directors.
What is the Board of Directors’ recommendation?
      The Board of Directors recommends votes FOR items 1, 2, 3 and 4 on your proxy card.
Who is entitled to vote?
      All International Wire stockholders of record at the close of business on the Record Date, April 17, 2006, are entitled to vote at the Annual Meeting.
What shares will be entitled to vote at the Annual Meeting?
      As of April 17, 2006, 10,000,002 shares of our company’s common stock were outstanding. This is the only class of capital stock issued by our company. Each holder of common stock has one vote for each share held. As stated in the notice of meeting, holders of record of the common stock at the close of business April 17, 2006, may vote at the meeting or any adjournment of the meeting.

Who can attend the Annual Meeting?
      All stockholders that were stockholders of International Wire as of the record date April 17, 2006, or their authorized representatives, may attend the Annual Meeting. Admission to the meeting will be on a first-come, first-served basis. If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you should bring proof of ownership to the Annual Meeting, such as a bank or brokerage account statement, to ensure your admission.
How do I vote my shares?
      Your shares may only be voted at the Annual Meeting if you are present in person or are represented by proxy. Whether or not you plan to attend the Annual Meeting, we encourage you to vote by proxy to assure that your shares will be represented. To vote by proxy, complete the enclosed proxy card and mail it in the postage-paid envelope provided according to the instructions provided on the enclosed proxy card.
      You may revoke your proxy at any time before it is exercised by timely submission of a written revocation to our Secretary, submission of a properly executed later-dated proxy or by voting at the Annual Meeting. Voting by proxy will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. Attendance at the Annual Meeting will not by itself constitute a revocation of a proxy. If you vote by proxy and also attend the meeting, there is no need to vote against unless you wish to change your vote.
      If your shares are held in the name of a bank, broker or other holder of record (i.e., a “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted.
      All shares entitled to vote that are represented by properly-completed proxies received prior to the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign and return your proxy card but do not indicate how your shares should be voted, the shares represented by your proxy will be voted FOR the election of directors who have been nominated by our Board of Directors, FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the year ending December 31, 2006, FOR the approval of the International Wire Group, Inc. 2006 Management Stock Option Plan, FOR the approval of the International Wire Group, Inc. 2006 Stock Option Plan for Nonemployee Directors and in the discretion of the holder of the proxy as to any other matter that may properly come before the Annual Meeting.
What is a “quorum?”
      In order for business to be conducted at the Annual Meeting, a quorum must be present. A quorum will be present if a majority of the outstanding shares entitled to vote is represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present.
What vote is necessary to pass the items of business at the Annual Meeting?
      The eight nominees for director receiving a plurality of the votes cast by holders of common stock, at the meeting in person or by proxy, shall be elected to our Board of Directors. Currently there is one vacancy on the Board of Directors which is composed of nine directors.
      Except with respect to the election of directors, holders of common stock will vote as a single class and will be entitled to one vote per share with respect to each matter to be presented at the Annual Meeting. The favorable vote of the holders of a majority of shares voted at the meeting, in person or by proxy, is required for approval of all such matters.

How are abstentions and broker non-votes counted?
      Abstentions and broker non-votes will be counted to determine whether a quorum is present. Abstentions are treated as votes against a proposal and broker non-votes will not be considered present and entitled to vote. Thus, broker non-votes will not affect the outcome of the voting on any of the proposals.
Who will count the votes?
      Our transfer agent, Computershare Trust Company, N.A., will tally the vote, and will serve as inspector of the Annual Meeting.
What are the costs for soliciting proxies for the Annual Meeting?
      The solicitation is made on behalf of International Wire’s Board of Directors. We will pay the cost of soliciting these proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our shares.
      Without receiving additional compensation, officials and regular employees of our company may solicit proxies personally, by telephone, fax or email from some stockholders if proxies are not promptly received.
How can I get a copy of International Wire’s annual report on Form 10-K?
      A copy of our Annual Report on Form 10-K for the year ended December 31, 2005 is enclosed. To obtain another copy, without charge, of our Annual Report on Form 10-K, address your request to Glenn Holler, International Wire Group, Inc., 11116 South Towne Square, Suite 101, St. Louis, Missouri 63123. The annual report on Form 10-K also may be accessed at http://itwg.client.shareholder.com/index.cfm and at the website of the Securities and Exchange Commission at www.sec.gov.
INFORMATION ABOUT COMMUNICATIONS WITH INTERNATIONAL WIRE AND
OUR BOARD OF DIRECTORS
How may I communicate directly with the Board of Directors?
      The Board of Directors provides a process for stockholders to send communications to the Board of Directors. You may communicate with the Board of Directors, individually or as a group, as follows:
By Mail
The Board of Directors
International Wire Group, Inc.
Attn: Glenn J. Holler, Secretary
11116 South Towne Square, Suite 101
St. Louis, Missouri 63123
By Phone
314-719-1000
      You should identify your communication as being from an International Wire stockholder. The Secretary may require reasonable evidence that your communication or other submission is made by an International Wire stockholder before transmitting your communication to the Board of Directors.

How may I communicate directly with the Nonemployee Directors?
      You may communicate with the Nonemployee Directors, individually or as a group, by any of the means set forth above or by writing to:

Nonemployee Directors of the Board of Directors
International Wire Group, Inc.
Attn: Glenn J. Holler, Secretary
11116 South Towne Square, Suite 101
St. Louis, Missouri 63123
How do I communicate directly with International Wire?
      You may communicate with International Wire by writing to:

International Wire Group, Inc.
c/o Glenn J. Holler, Secretary
11116 South Towne Square, Suite 101
St. Louis, Missouri 63123
PROPOSAL 1:
ELECTION OF DIRECTORS
      The Board of Directors has nominated eight people for election as directors at the Annual Meeting. All nominees are currently serving as directors of International Wire. If you elect these nominees, they will hold office until the 2007 Annual Meeting and until their successors have been duly elected and have qualified. The eight nominees for election at the Annual Meeting are listed on pages 12 to 13 with brief biographies. The Board of Directors has determined that six of the eight nominees are independent directors under NASDAQ listing requirements. Those six independent directors are: Mark K. Holdsworth, Peter Blum, David M. Gilchrist, Jr., Robert A. Hamwee, Lowell W. Robinson and John T. Walsh.
      All of the nominees named below have been nominated by our Board of Directors to be elected by holders of our common stock. We are not aware of any reason why any nominee would be unable to serve as a director. If a nominee for election is unable to serve, the shares represented by all valid proxies will be voted for the election of any other person that our Board of Directors may nominate.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE FOR THE ELECTION OF THESE DIRECTORS.
PROPOSAL 2:
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to perform the audit of our financial statements for 2006. PricewaterhouseCoopers LLP was our independent registered public accounting firm for the year ended December 31, 2005. The firm is a registered public accounting firm with the Public Company Accounting Oversight Board (the “PCAOB”), as required by the Sarbanes-Oxley Act of 2002 and the Rules of the PCAOB.
      PricewaterhouseCoopers LLP representatives are expected to attend the 2006 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.
      We are asking our stockholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and our stockholders.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS.
PROPOSAL 3:
APPROVAL OF THE INTERNATIONAL WIRE GROUP, INC.
2006 MANAGEMENT STOCK OPTION PLAN
      We are requesting stockholders to approve the International Wire Group, Inc. 2006 Management Stock Option Plan (“Management Stock Option Plan”), which the Board of Directors approved on April 17, 2006 for recommendation to stockholders.
Description of the Plan
      The following description of the Management Stock Option Plan does not purport to be complete and is qualified in its entirety by reference to Management Stock Option Plan set forth as Appendix A.
      Purpose. The purpose of the Management Stock Option Plan is to afford our company the opportunity to provide incentives, which will retain and motivate its employees and employees of any subsidiary as well as to assist our company in aligning the interests of such employees to those of our stockholders.
      Administration. The Management Stock Option Plan will be administered by our company’s Compensation Committee, which has the authority to interpret the terms of the Plan. For so long as we have a class of equity securities registered pursuant to section 12 of the Exchange Act, the Compensation Committee shall be comprised solely of not less than two members who shall be “Nonemployee Directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Exchange Act and “outside directors” within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
      Eligibility. Participants in the Management Stock Option Plan shall be selected by the Compensation Committee and shall consist of those employees of and other persons performing services for our company and any subsidiary corporation of our company as the Compensation Committee in its sole discretion determines to be in a position to impact the success and future growth and profitability of International Wire. As of December 31, 2005, we employed approximately 1,650 full time employees.
      Awards. The Management Stock Option Plan provides for the grant of stock options to purchase our company’s common stock. Stock options may be either incentive stock options or nonqualified stock options. Coincidently or shortly after the effective date of the Management Stock Option Plan, the Compensation Committee expects to grant nonqualified options for 972,000, shares including grants to Rodney D. Kent, Glenn J. Holler, Don F. DeKay, Chrysant E. Makarushka and Martin G. Dew of options for 195,000, 75,000, 48,000, 48,000 and 48,000 shares, respectively.
      Plan Reserve. Subject to adjustment as described below, 1,300,000 shares of common stock are available for granting under the Management Stock Option Plan. These shares may be authorized and unissued or treasury shares.
      Annual Maximum. Subject to adjustment as described below, the maximum aggregate number of shares of common stock subject to stock options granted to any single participant within any calendar year during the term of the Management Stock Option Plan shall be 400,000 shares.
      Option Terms. Stock options granted under the Management Stock Option Plan will afford the holder with the opportunity to purchase a stated number of shares of common stock. Stock options must be granted with an exercise price of no less than 100% of fair market value of the underlying stock on the date of grant and have a term no longer than 10 years. For purposes of the Management Stock Option Plan, “fair market value” shall be based on the weighted average closing price for the shares for the five business days commencing on the date of grant (or the last closing price prior to the date of grant if the stock is not traded during the 5 business day period). However, if the common stock should cease to be considered a readily tradable security, the Compensation Committee shall determine the fair market value through the reasonable application of a reasonable valuation method.
      Stock options under the Plan shall generally not be transferable other than by will or the laws of descent or distribution. However, the Compensation Committee may permit a participant to transfer a nonqualified stock option solely to the participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons.
      All other material terms of the stock option, including without limitation, vesting and exercisability and the effect of termination of employment or other service for our company and its subsidiaries will be determined by the Compensation Committee in its discretion.
      It is intended that the initial option grants will vest in equal thirds, on each of the first, second and third anniversaries on the date of grant. In addition, it is anticipated that the initial option grants will expire prior to their term in the event employment terminates for any reason. However, those whose employment terminates without cause or voluntarily shall have up to 30 days to exercise their options and the stock options of those participants whose employment terminates by virtue of the participant’s death or disability may be exercised by the participant’s representative, beneficiary or estate as applicable for up to 180 days following such employment termination.
      Change of Control. The Compensation Committee may provide that options vest or are cashed out upon a Change in Control (as defined in the Management Stock Option Plan).
      Effect of Changes in Common Stock. If there shall be any change in the common stock of our company, through merger, consolidation, reorganization, recapitalization, stock dividend, extraordinary cash dividend, stock split, reclassification, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of our company, an adjustment shall be made to each outstanding stock option such that each such stock option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the common stock subject to such stock option had such stock option been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur.
      In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants’ rights under the Management Stock Option Plan, the Compensation Committee shall adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the exercise price applicable to outstanding stock options, and the fair market value of the common stock and other value determinations applicable to outstanding stock options.
      Appropriate adjustments may also be made by the Compensation Committee in the terms of any stock options under the Plan to reflect such changes or distributions and to modify any other terms of outstanding stock options on an equitable basis.
      In addition the Compensation Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, stock options in recognition of unusual or nonrecurring events affecting our company or the financial statements of our company, or in response to changes in applicable laws, regulations, or accounting principles.
      Duration, Amendment and Termination. The Management Stock Option Plan may be amended or terminated by the Compensation Committee at any time, except that no amendment of the Management Stock Option Plan shall, without approval of the stockholders of our company, (i) increase the total number of shares of Common Stock which may be issued under the Management Stock Option Plan or the maximum number of shares of Common Stock that may be granted to any individual under the Management Stock Option Plan, (ii) modify the requirements as to eligibility for Stock Options under the Management Stock Option Plan; (iii) be undertaken whenever our company shall have a class of equity securities registered pursuant to section 12 of the Exchange Act, where absent such approval, the amendment would violate any applicable rules or regulations of securities exchange or interdealer quotation system, which our common stock is listed or quoted, or the National Association of Securities Dealers, Inc. that are applicable to our company.
      Stock options granted under the Management Stock Option Plan may be amended by mutual agreement between our company and the participant. The Management Stock Option Plan shall terminate on the tenth anniversary of its effective date.
      Provisions for Foreign Participants. The Compensation Committee may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Management Stock Option Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
      Information Regarding Existing Equity Compensation Plans. See “Executive Compensation” for a table summarizing securities authorized for issuance under our equity compensation plans as of December 31, 2005.
Tax Considerations
      The following is a summary of the principal U.S. federal income tax consequences of transactions under the Management Stock Option Plan and Director Stock Option Plan, based on current U.S. federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.
      Incentive Stock Options. Incentive stock options which may be granted under the Management Stock Option Plan are intended to meet the definitional requirements of Section 422(b) of the Code for “incentive stock options.” An employee who receives an incentive stock option does not recognize any taxable income upon the grant of such incentive stock option. Similarly, the exercise of an incentive stock option generally does not give rise to federal income tax to the employee, provided that (i) the federal “alternative minimum tax,” which depends on the employee’s particular tax situation, does not apply and (ii) the employee is employed by our company from the date of grant of the option until three months prior to the exercise thereof, except where such employment terminates by reason of disability (where the three month period is extended to one year) or death (where this requirement does not apply). If an employee exercises an incentive stock option after these requisite periods, the incentive stock option will be treated as a nonqualified stock option and will be subject to the rules set forth below.
      Further, if after exercising an incentive stock option, an employee disposes of our common stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the common stock pursuant to the exercise of such incentive stock option (the “applicable holding period”), the employee will generally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the shares so acquired for the applicable holding period — thereby making a “disqualifying disposition” — the employee would recognize ordinary income equal to the excess of the fair market value of the shares at the time the incentive stock option was exercised over the exercise price and the balance, if any, income would be long-term capital gain (provided the holding period for the shares exceeded one year and the employee held such shares as a capital asset at such time). If the disqualifying disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be realized), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the employee’s ordinary income therefrom would be limited to the gain (if any) realized on the sale.
      Our company will not be allowed a federal income tax deduction upon the grant or exercise of an incentive stock option or the disposition, after the applicable holding period, of our common stock acquired upon exercise of an incentive stock option. In the event of a disqualifying disposition, our company generally will be entitled to a deduction in an amount equal to the ordinary income included by the employee, provided that such amount constitutes an ordinary and necessary business expense to us and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.
      Nonqualified Options. Nonqualified options are stock options that do not qualify as incentive stock options. A participant who receives a nonqualified stock option will not recognize any taxable income upon the grant of such option. However, the participant generally will recognize ordinary income upon exercise of a nonqualified stock option in an amount equal to the excess of the fair market value of the shares of our common stock at the time of exercise over the exercise price. A federal income tax deduction generally will be allowed to our company in an amount equal to the ordinary income included by the individual with respect to his or her nonqualified stock option, provided that such amount constitutes an ordinary and necessary business expense to our company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.
      Upon a sale of the shares of common stock received by the participant upon exercise of a nonqualified option, any gain or loss will generally be treated for federal income tax purposes as long-term or short-term capital gain or loss, depending upon the holding period of that stock. The participant’s holding period for shares acquired after the exercise of an option begins on the date of exercise of that option.
      Change of Control. In general, if the total amount of payments to an individual that are contingent upon a change of control of our company (within the meaning of Section 280G of the Code), including the value of stock options that vest upon a change of control, equals or exceeds three times the individual’s “base amount” (generally, such individual’s average annualized W-2 compensation for the five calendar years preceding the change of control), then, subject to certain exceptions, the portion of such payments in excess of the base amount may be treated as “excess parachute payments” under the Code, in which case such portion would be non-deductible to our company and the individual would be subject to a 20% excise tax on such portion.
      Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of a nonqualified stock option or the disqualifying disposition of stock purchased pursuant to an incentive stock option). Our company believes that the stock options granted under the Management Stock Option Plan should qualify for the performance based compensation exception to Section 162(m).
      Section 409A of the Code. Section 409A of the Code provides rules regarding nonqualified deferred compensation. If violated, the employee or other service provider is subject to immediate taxation of the deferred amount, a 20% penalty tax, plus interest back to the original date of the deferral (or date of vesting) at the underpayment rate, plus 1%.
      Proposed regulations under Section 409A grant an exemption to stock options with a per share exercise price equal to fair market value of the shares on the date of grant is excluded from the definition of nonqualified deferred compensation. Our company intends the stock options granted under the Management Stock Option Plan and Director Stock Option Plan qualify for the exemption and thus not be subject to Section 409A of the Code.

New Plan Benefits
      Because the benefits of Management Stock Option Plan are based on the fair market value of the shares at grant date and the options have not yet been granted, we do not believe we can determine future benefits that will be received by the plan’s participants. The table below lists the initial award of nonqualified options to purchase shares our company expects to grant pursuant to the plan coincidently or shortly after the effective date of the Management Stock Option Plan:
New Plan Benefits
Management Stock Option Plan

Name and Position	Number of Shares Subject to Options

Rodney D. Kent	195,000
Chief Executive Officer
Glenn J. Holler	75,000
Senior Vice President, Chief Financial Officer and Secretary
Donald F. DeKay	48,000
Vice President — Finance
Chrysant E. Makarushka	48,000
Vice President — Purchasing and Logistics
Martin G. Dew	48,000
President of IWG High Performance Conductors, Inc., a subsidiary of International Wire
Executive Officer Group(1)	414,000
Non-Executive Director Group	-0-
Employee Group (other than Executive Officers)	558,000

(1)	Consists of Rodney D. Kent, Glenn J. Holler, Donald F. DeKay, Chrysant E. Makarushka and Martin G. Dew.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
FOR THE INTERNATIONAL WIRE GROUP, INC.
2006 MANAGEMENT STOCK OPTION PLAN.
PROPOSAL 4:
APPROVAL OF THE INTERNATIONAL WIRE GROUP, INC.
2006 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS
      We are requesting stockholders to approve the International Wire Group, Inc. 2006 Stock Option Plan for Nonemployee Directors (“Director Stock Option Plan”), which the Board of Directors approved on April 17, 2006 for recommendation to stockholders.
Description of the Plan
      The following description of the Director Stock Option Plan does not purport to be complete and is qualified in its entirety by reference to Director Stock Option Plan set forth as Appendix B.
      Purpose. The purpose of the Director Stock Option Plan is to afford our directors the opportunity to acquire a proprietary interest in our company through automatic, non-discretionary awards of options and thus create in such nonemployee directors an increased interest in and a greater concern for the welfare of International Wire and its subsidiaries.
      Administration. The Director Stock Option Plan will be administered by our company’s Compensation Committee and the Compensation Committee shall have the authority to interpret the Director Stock Option Plan. However, the timing of grants of Options under the Director Stock Option Plan and the determination of the amounts and prices of such Options shall be effected automatically in accordance with the terms and provisions of the Director Stock Option Plan without further action by the Compensation Committee or the Board of Directors.
      Plan Reserve. Subject to adjustment as described below, 300,000 shares of common stock are available for granting under the Plan. These shares may be authorized and unissued or treasury shares.
      Eligibility. Participants in the Director Stock Option Plan shall be all nonemployee directors. However, a nonemployee director can decline to participate or to receive a particular stock option grant. Currently, we have seven nonemployee directors.
      Awards. The Director Stock Option Plan provides formula stock option grants to nonemployee directors.

Initial Grants. On the sixth business day after the effective date of the plan, each nonemployee director shall receive a stock option to purchase 9,900 shares of common stock. One-third of the options will be vested on the date of the grant, with the remaining two-thirds vesting on October 20, 2006 and October 20, 2007.

Annual Grants. Beginning on October 20, 2007 and on each anniversary thereafter, each nonemployee director shall receive a stock option to purchase 3,300 shares of common stock annually which will vest on the first anniversary of the date of grant.

New Directors. The Compensation Committee shall grant to any individual who becomes a new Eligible Director an Option for the number of shares that represents 3,300 shares per year pro-rated to reflect the number of days until the next automatic option grant hereunder.
      Stock options will have an exercise price equal to 100% of fair market value of the underlying stock on the date of grant and have a term of 10 years. For purposes of the Director Stock Option Plan, “fair market value” shall be based on the weighted average closing price for the shares for the five business days immediately preceeding the date of grant (or the last closing price prior to the date of grant if the stock was not traded during the five business day period). However, if the common stock should cease to be considered a readily tradable security, the Compensation Committee shall determine the fair market value through the reasonable application of a reasonable valuation method. All stock options shall be nonqualified stock options.
      Additional Option Terms. Stock options under the Director Stock Option Plan are not transferable other than by will or the laws of descent or distribution. In the event a directorship terminates due to the director’s voluntary resignation or the director’s failure to be re-nominated as a director then the director shall have up to one year to exercise his or her options and the stock options of those nonemployee directors whose employment terminates by virtue of the director’s death or disability may be exercised by the participant’s representative, beneficiary or estate as applicable for up to one year following termination of the directorship. Should a director cease to be a director due to (i) fraud or intentional misrepresentation or (ii) embezzlement, misappropriation or conversion of assets or opportunities of our company or any subsidiary corporation or parent corporation of our company, the option shall terminate and no longer be exercisable on the date such directorship ceases.
      Change of Control. If there is a Change in Control (as defined in the Director Stock Option Plan), all then outstanding Options shall immediately vest and become exercisable.
      Effect of Changes in Common Stock. In the event of any change in the common stock (through merger, consolidation, reorganization, recapitalization, stock dividend, extraordinary cash dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in the capital structure of our company), an adjustment shall be made to each outstanding stock option such that each such stock option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the shares subject to such stock option had such option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur.

      In addition, in the event of any such change, the Compensation Committee shall make any further adjustment to the maximum number of shares which may be acquired under the Plan pursuant to the exercise of stock options, and the number of Shares and price per Share subject to outstanding stock options as shall be equitable to prevent dilution or enlargement of rights under such stock options.
      Provisions for Foreign Participants. The Board of Directors may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
      Information Regarding Existing Equity Compensation Plans. See “Executive Compensation” for a table summarizing securities authorized for issuance under our equity compensation plans as of December 31, 2005.
Tax Considerations
      For discussion of Tax Considerations, see “Proposal 3: Approval of the International Wire Group, Inc. Management Stock Option Plan — Tax Consideration.”
New Plan Benefits
      Because the benefits of Director Stock Option Plan are based on the fair market value of the shares at grant date and the options have not yet been granted, we do not believe we can determine future benefits that will be received by the plan’s participants. The table below lists the initial award of nonqualified options to purchase shares our company expects to grant pursuant to the plan coincidently or shortly after the effective date of the Director Stock Option Plan:
New Plan Benefits
Director Stock Option Plan

Name and Position	Number of Units

Non-Executive Director Group	69,300
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
FOR THE INTERNATIONAL WIRE GROUP, INC. 2006 STOCK OPTION PLAN
FOR NONEMPLOYEE DIRECTORS.

OUR MANAGEMENT
Executive Officers and Directors
      Set forth below are the names and positions of the directors and executive officers of our company as of December 31, 2005.

Name	Age	Position(s)

Rodney D. Kent	58	Director; Chief Executive Officer
Glenn J. Holler	58	Senior Vice President, Chief Financial Officer and Secretary
Donald F. DeKay	51	Vice President — Finance
Daris W. Foster	47	Vice President — Business Process Control
Chrysant E. Makarushka	65	Vice President — Purchasing and Logistics
Mark K. Holdsworth	40	Chairman of the Board
William Lane Pennington	50	Vice-Chairman of the Board
Peter Blum	55	Director
David M. Gilchrist, Jr.	57	Director
Robert A. Hamwee	34	Director
Lowell W. Robinson	57	Director
John T. Walsh	66	Director
      Rodney D. Kent is Chief Executive Officer of our company and has held such positions since June 1, 2005. Previously, Mr. Kent served as our President and Chief Operating Officer and he held that position from May 2000 to June 1, 2005. Mr. Kent also serves as a director of our company and has been a director since June, 1995. He served as a director when we filed for bankruptcy under Chapter 11 of the United States Bankruptcy Code and throughout the bankruptcy proceedings. Prior to being named as President and Chief Operating Officer, Mr. Kent served as President of our Bare Wire segment since April 1995. Mr. Kent also serves as director of Oneida Savings Bank and Chairman of the Board and director of Prime Materials Recovery, Inc.
      Glenn J. Holler was named Senior Vice President & Chief Financial Officer of our company in July 2001, and Secretary of our company in October 2004. He also served as Vice President — Finance from August 1996 through July 2001. Prior to joining our company, Mr. Holler was employed by Vigoro Industries, Inc. as Vice President, Finance from 1994 to 1996. From 1983 to 1994, Mr. Holler held several positions at Moog Automotive, Inc. including Vice President — Finance and Senior Vice President — Finance.
      Donald F. DeKay is Vice President — Finance of our company and has held such position since July 2001. Prior to being named Vice President — Finance of our company, Mr. DeKay served as Vice President — Finance of our Bare Wire segment since April 1995. Mr. DeKay served as Vice President — Finance of Omega from 1988 to 1995 and Controller of Omega from 1983 to 1988. Prior to joining our company, Mr. DeKay was employed by Price Waterhouse from 1978 to 1983. Mr. DeKay also serves as director of Prime Materials Recovery, Inc.
      Daris W. Foster was Vice President — Business Process Control of our company from January 2004 to February 2006. On February 28, 2006, Mr. Foster resigned from our company. From October 2003 to January 2004, he was our Director of Supply Chain. Mr. Foster was Director Process Management of LLS Corp. from August 2000 to September 2003. He was our Director of Information Systems from April 1998 to August 2000.
      Chrysant E. Makarushka is Vice President — Purchasing and Logistics and has held such position since July 2000. Prior to being named Vice President — Purchasing and Logistics, Mr. Makarushka served as Director of Metals Management for our company from 1995 to 2000. Mr. Makarushka served as

Director of Procurement and Human Resources for Omega from 1989 to 1995. Prior to joining our company, Mr. Makarushka was employed by Rome Cable from 1981 to 1989.
      Mark K. Holdsworth has been Chairman of the Board of our company since March 24, 2005 and has been a director of our company since October 20, 2004. Mr. Holdsworth is a Managing Partner of Tennenbaum Capital Partners, LLC and is one of the firm’s founding members. Prior to joining the firm in 1996, Mr. Holdsworth was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm. He also has served as a generalist in Corporate Finance at Salomon Brothers Inc. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an MBA from Harvard Business School.
      William Lane Pennington has been the Vice-Chairman of the Board of our company since March 28, 2005, and has been a director of our company since February 2003. He served as a director when we filed for bankruptcy under Chapter 11 of the United States Bankruptcy Code and throughout the bankruptcy proceedings. Mr. Pennington founded Whiterock Affiliates LLC, a private investment and advisory firm in 1997 and serves as its President. From 1997 to 2001, Mr. Pennington served as the President of Lennox Worldwide Heat Transfer and Lennox Asia Pacific Ltd. and Executive Vice President of Lennox International Inc. From 2001 to 2003, Mr. Pennington was the President of IMCO International, Inc. and the Executive Vice President of IMCO Recycling, Inc. Mr. Pennington also held several senior executive positions from 1988 to 1997 with Hilti International Corporation, a global manufacturer and direct sales company, including President of Hilti Asia Pacific Ltd. based in Hong Kong and as President of Hilti Ltd. in Toronto, Ontario. He previously served as a partner, a shareholder, and member of the Board of Directors of Holliman, Langholz, Runnels & Dorwart, a private law practice.
      Peter Blum has been a director of our company since October 20, 2004. Mr. Blum has served as the President of Blum Consulting, LLC since 2002. Mr. Blum currently serves as a director and member of the compensation committee of Sheffield Steel Corporation. Prior to 2002, Mr. Blum was a Managing Principal of Towers Perrin. He was a consultant for the Wharton Center for Applied Research. In addition, he served as the Business Development Manager and Research and Development Manager for British Oxygen company. Mr. Blum received B.S. and M.S. degrees in Metallurgy and Materials Science from Lehigh University, and an MBA from The Wharton School of the University of Pennsylvania.
      David M. Gilchrist, Jr. has been a director of our company since October 20, 2004. Mr. Gilchrist currently serves as the Chief Executive Officer of Jackson Products, Inc. Prior to joining Jackson Products, Inc. in 2003, Mr. Gilchrist was previously the President of VP Buildings and held such position from 1996 through 2003. Prior to joining VP Buildings, he also served as the President of Mid-South Industries and the Fusite Division of Emerson Electric. He also serves as a director of Wolverine Tube and Jackson Products. Mr. Gilchrist received a B.S. in Mechanical Engineering from the U.S. Naval Academy and an MBA from St. Francis College.
      Robert A. Hamwee has been a director of our company since October 20, 2004 and served as Chairman of the Board from October 21, 2004 to March 24, 2005. Mr. Hamwee joined GSC Partners at its inception in 1994 and became a Managing Director in 2000. He currently manages the day-to-day activities of the controlled distressed debt securities group. Mr. Hamwee was previously with The Blackstone Group (a private investment and advisory firm) from 1992 to 1994, where he worked in the Merchant Banking Division. In addition, he worked on a wide range of assignments in the Mergers and Acquisitions and Restructuring Departments. Mr. Hamwee is chairman of the Board for APW Ltd. and ATSI Holdings and a director of Precision Partners, Inc. and Viasystems Group, Inc.
      Lowell W. Robinson has been a director of our company since October 20, 2004. Mr. Robinson has been President of LWR Advisors, which provides strategic and financial consulting services since 2004. From 2002-2004, he served as Special Counsel to the President of Polytechnic University and from 2002-2003, he was also Chairman of the Audit Committee and Special Independent Committee of the Board of Edison Schools. He served as the Senior Executive Vice President and Chief Financial Officer of HotJobs.com from 2000-2002. Previously, he held senior financial positions at ADVO Inc., Citigroup Inc.

and Kraft Foods Inc. Mr. Robinson also serves on the Board of Directors of Jones Apparel Group and on the Board of Trustees of Diversified Investment Advisors. Mr. Robinson has a B.A. in economics from the University of Wisconsin and a MBA from Harvard Business School.
      John T. Walsh has been a director of our company since October 20, 2004. Mr. Walsh served as the President and Chief Operating Officer of Columbian Chemicals company, a wholly-owned subsidiary of Phelps Dodge Corporation, from 1996 through 2001. Mr. Walsh also held several senior executive positions with Columbian Chemicals company prior to 1996. He received a B.S. in Chemistry from St. Bonaventure University, an M.S. in Organic Chemistry from Xavier University and an MBA (concentration in Marketing) from Fairleigh Dickenson University.
INFORMATION ABOUT THE BOARD AND ITS COMMITTEES
Generally
      Our Board of Directors currently consists of nine directors, with one vacancy. Starting with those directors elected at the 2006 Annual Meeting, each directors will serve a one year term. All directors will be elected by the holders of common stock at each Annual Meeting. Our Board of Directors met nine times in 2005. Each of the directors attended at least 75% of all meetings held by the Board of Directors and all meetings of each committee of the Board of Directors on which such director served during the fiscal year ended December 31, 2005.
      We do not have a policy regarding Board of Director attendance at our Annual Meeting. However, we expect that all directors will attend the 2006 Annual Meeting of Stockholders unless extraordinary circumstances prevent a director’s attendance. We did not have a 2005 Annual Meeting of Stockholders.
Committees of the Board of Directors
      Our Board of Directors has established two standing committees: the Audit Committee and the Compensation Committee. The charters for each of our standing committees can be found on our website at http://itwg.client.shareholder.com/index.cfm.
      Nominating Committee. The Board of Directors does not have a separate nominating committee or a nominating committee charter. Rather, the entire Board of Directors acts as nominating committee, and a majority of the directors, but not all of the directors, are independent directors, as such term is defined in the NASDAQ listing standards. As such, the director nominees to be voted on at the 2006 Annual Meeting were selected by the entire Board of Directors. The Board of Directors does not believe the company would derive any significant benefit from a separate nominating committee, although the Board of Directors may contemplate forming a Nominating Committee in the future.
      Nominating Process. In recommending director candidates in the future, the Board of Directors intends to take into consideration such factors as it deems appropriate based on the company’s current needs. These factors may include diversity, age, skills, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate’s experience and business background, and other Board members’ experience and business background, whether such candidate would be considered “independent”, as such term is defined in the NASDAQ listing standards, as well as the candidate’s ability to devote the required time and effort to serve on the Board of Directors.
      The Board of Directors has never received a recommendation from a stockholder as to a candidate for nomination to the Board of Directors and therefore has not previously formed a policy with respect to consideration of such a candidate. However, it is the Board of Directors’ intent to consider any security holder nominees that may be put forth in the future.
      Security holders wishing to nominate a candidate for consideration at the Annual Meeting of Shareholders in 2007 should submit the nominee’s name, affiliation and other pertinent information along with a statement as to why such person should be considered for nomination. Such nominations should be addressed to the Board of Directors in care of the Secretary of the company and be received no later than 120 days before the first anniversary of the date of this proxy statement. The Board of Directors will evaluate any such nominees in a manner similar to that for all director nominees.
      Audit Committee. Our audit committee consists of Mr. Robinson, Mr. Gilchrist and Mr. Walsh. Mr. Robinson is the Chairman of the Audit Committee. Each member of the audit committee is an independent member of the Board of Directors, as such term is defined in the NASDAQ listing standards. Further, the Board of Directors has determined that all members of the Audit Committee are financially literate and have the financial management expertise, as the Board of Directors has interpreted such qualifications in its business judgment. In addition, the Board of Directors has designated Mr. Robinson as the audit committee financial expert as defined in the Securities Exchange Act of 1934.
      Our company’s Audit Committee is generally responsible for, among other things:

•	overseeing the accounting and financial reporting processes of our company and audits of the financial statements of our company;

•	assisting the Board of Directors in oversight and monitoring of (i) the integrity of our company’s financial statements, (ii) our company’s maintenance of effective internal accounting, financial and disclosure controls and procedures, including compliance with Section 404 of the Sarbanes-Oxley Act of 2002, (iii) our company’s compliance with legal and regulatory requirements, and (iv) the independent auditor’s qualifications, compensation, independence, performance and engagement for other services;

•	preparing the report that the rules of the Securities and Exchange Commission require be included in our company’s annual proxy statement;

•	providing our company’s Board of Directors with the results of its monitoring and recommendations derived therefrom; and

•	providing to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.
      Our Audit Committee met eight times in 2005. Our Audit Committee charter is attached as Appendix C to this proxy statement.
      Compensation Committee. Our compensation committee consists of Mr. Blum, Mr. Gilchrist and Mr. Hamwee, each of whom is a nonemployee member of the Board of Directors. Mr. Blum is the Chairman of the Compensation Committee. Each member of International Wire’s compensation committee is an independent director, as such term is defined in the NASDAQ listing standard.
      The Compensation Committee is generally responsible for, among other things:

•	reviewing and recommending to the full Board of Directors compensation for the Chief Executive Officer and the four most highly compensated executive officers of our company other than the Chief Executive Officer and reviewing and approving compensation for any of the other executive officers of our company, including, without limitation, (a) the annual base salary, (b) the annual incentive bonus, including the specific goals and amount, (c) equity compensation, (d) employment agreements, severance arrangements and change in control agreements/provisions and (e) any other benefits, compensation or arrangements;

•	setting annual performance related goals for the Chief Executive Officer and the four most highly compensated executive officers of our company other than the Chief Executive Officer; and

•	making recommendations to the Board of Directors with respect to incentive compensation plans;
      Our Compensation Committee met four times in 2005. A copy of our Compensation Committee Charter can be found on our website at http://itwg.client.shareholder.com/index.cfm

Director Compensation
      Directors who are officers or employees of our company receive no compensation for their services as directors. Each of our directors who is not also an officer, employee or an affiliate of our company (an “Outside Director”) will receive an annual cash retainer of $30,000, which was increased to $34,000 effective as of January 1, 2006.
      Additionally, each of our directors will receive fees in the amount of $1,000 for each Board of Directors meeting and committee meeting they attend in person and $500 for telephonic participation. Directors will also receive annual cash retainers for committee positions in the following amounts: Audit Committee Chairman ($7,500), Audit Committee member ($3,000), Compensation Committee Chairman ($3,500) and Compensation Committee member ($2,500). See “Proposal 4: Approval of the International Wire Group, Inc. 2006 Stock Option Plan for Nonemployee Directors” for more information regarding stock options for directors. Directors will be granted an option to purchase 9,900 shares of our common stock with one-third vesting on the date of grant and the remaining two-thirds vesting on October 20, 2006 and October 20, 2007. Beginning on October 20, 2007 and continuing annually thereafter, directors shall receive options to purchase 3,300 shares of our common stock annually, which will vest on the first anniversary of the date of grant. Our directors are entitled to reimbursement of their reasonable out-of-pocket expenses in connection with their travel to and attendance at meetings of the Board of Directors or committees thereof.
      In addition to fees received as a director of International Wire, William Lane Pennington receives compensation on an annualized basis of $150,000, which has been increased to $175,000 as of February 1, 2006, and company-provided medical and other insurance benefits for his services as Vice-Chairman of the Board of Directors. In addition, Mr. Pennington received an option to acquire 25,000 shares of our common stock. Mr. Pennington provides, among other things, assistance with strategic planning, corporate governance and communications. Mr. Pennington’s term expires December 31, 2006.
Code of Ethics
      We have adopted the Business Code of Ethics, a code of ethics that applies to our Chief Executive Officer, Chief Financial Officer and other finance organization employees. The code of ethics is publicly available on our website at http://itwg.client.shareholder.com/conduct.cfm. If we make any substantive amendments to the code of ethics or grant any waiver from a provision of the code to our Chief Executive Officer and Chief Financial Officer, we will disclose the nature of such amendment or waiver on that website or in a report on Form 8-K.
Compensation Committee Interlocks and Insider Participation in Compensation Decisions
      All members of the compensation committee of the Board of Directors during the fiscal year ended December 31, 2005 were independent directors and none of them was an employee or former employee of International Wire. During the fiscal year ended December 31, 2005, none of our executive officers served on the Compensation Committee, or the Board of Directors of another entity whose executive officers served on the Compensation Committee of our Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERSHIP
Ownership of Common Stock
      The following table sets forth certain information with respect to the beneficial ownership of our common stock, as of December 31, 2005 for:

•	each person who we know owns more than 5% of our common stock;

•	each of our current directors and nominees to serve as director;

•	each named executive officer; and

•	all current directors and executive officers as a group.
      Unless otherwise indicated, the principal address of each of the stockholders below is c/o International Wire Group, Inc., 12 Masonic Avenue, Camden, New York. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all shares of common stock shown held by them. Percentage of beneficial ownership is based upon 10,000,002 shares of common stock, outstanding as of December 31, 2005. The 10,000,002 shares of common stock does not include 25,000 shares of common stock to be issued under the option agreement with Mr. Pennington.

	Shares Beneficially Owned

	Number of Shares	Percent of
Name	of Common Stock	Common Stock

5% Stockholders
Tennenbaum Capital Partners, LLC; SVAR/ MM, LLC;	2,772,490	27.7%
Tennenbaum & Co., LLC;
and Michael E. Tennenbaum(1)
2951 28th Street
Suite 1000
Santa Monica, CA 90405
James D. Bennett; Bennett Restructuring Fund, L.P.;	2,116,309	21.2%
Bennett Offshore Restructuring Fund, Inc.;
and Restructuring Capital Associates(2)
c/o Bennett Management Corporation
2 Stamford Plaza
281 Tresser Boulevard
Stamford, Connecticut 06901
GSC Recovery II, L.P. and GSC Recovery IIA, L.P., et al.(3)	1,685,652	16.9%
500 Campus Drive, Suite 220
Florham Park, New Jersey 07932
LC Capital Master Fund, Ltd.; Lampe, Conway & Co., LLC;	736,523	7.3%
Steven G. Lampe;
Richard F. Conway(4)
680 Fifth Avenue Suite 1202
New York, New York 10019
Mast Credit Opportunities I Master Fund, Ltd.(5)	751,717	7.5%
c/o M&C Corporate Services Limited
P.O. Box 309GT
Ugland House, South Church, Street, George Town
Grand Cayman, Cayman Island
Apollo Distressed Investment Fund (QP), L.P.	616,451	6.1%
and Apollo Distressed Investment Offshore Fund, Ltd(6)
c/o Apollo DIF Management, LP
Two Manhattanville Road
Purchase, New York 10577

	Shares Beneficially Owned

	Number of Shares	Percent of
Name	of Common Stock	Common Stock

Directors and Executive Officers
Rodney D. Kent	19,651	*
Glenn J. Holler	-0-	*
Donald F. DeKay	1,966	*
Daris W. Foster	-0-	*
Chrysant E. Makarushka	-0-	*
Peter Blum	-0-	*
David M. Gilchrist, Jr.	-0-	*
Robert A. Hamwee(3)	1,685,652	16.9%
Mark K. Holdsworth(1) and(7)	-0-	*
Lowell W. Robinson	-0-	*
John T. Walsh	-0-	*
William L. Pennington(8)	8,333	*
All executive officers and directors as a group (12 persons)	1,715,602	17.1%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our company’s common stock.

(1)	As reported on Schedule 13G filed by Tennenbaum Capital Partners, LLC (“TCP”), SVAR/ MM, LLC (“SVAR/ MM”), Tennenbaum & Co., LLC (“TCO”) and Michael E. Tennenbaum on February 7, 2006. As reported on Form 13G, Special Value Absolute Return Fund, LLC (“SVAR”) has the right to receive and the power to direct the receipt of dividends from, or the proceeds from the sale of, 2,135,319 shares of common stock, and Special Value Opportunities Fund, LLC (“SVOF”) has the right to receive and the power to direct the receipt of dividends from, or the proceeds from the sale of, 637,171 shares of common stock.

The managing member of SVAR is SVAR/ MM. The managing member of SVAR/ MM is TCP. The managing member of TCP is Tennenbaum & Co., LLC (“TCO”). The managing member of TCO is Michael E. Tennenbaum. TCP is the investment advisor to SVAR. TCP, SVAR/ MM, TCO and Mr. Tennenbaum share voting and dispositive power for the shares owned of record by SVAR. TCP is the investment advisor to SVOF. TCP, TCO and Mr. Tennenbaum share voting and dispositive power for the shares owned of record by SVOF.

(2)	As reported in the Form 13D filed by James D. Bennett, Bennett Restructuring Fund, L.P. (“BRF”), Bennett Offshore Restructuring Fund, Inc. (“BORF”) and Restructuring Capital Associates, L.P. (“RCA” and collectively with James D. Bennett, BRF and BORF, the “Bennett Persons”) on December 9, 2005. As reported in the Form 13D, each of the Bennett Persons beneficially owns the following: (i) James D. Bennett beneficially owns 2,116,309 shares of our common stock and has shared voting and investment power with respect to such shares, (ii) BRF beneficially owns 1,227,459 shares of our common stock and has shared voting and investment power with respect to such shares and (iii) BORF beneficially owns 888,850 shares of our common stock and has shared voting and investment power with respect to such shares and (iv) RCA beneficially owns 1,227,459 shares of our common stock and has shared voting and investment power with respect to such shares.

(3)	As reported on Schedule 13G filed by GSC Recovery II, L.P., GSC Recovery II GP, L.P., GSC RII, LLC, GSC Recovery IIA, L.P., GSC Recovery IIA GP, L.P., GSC RIIA, LLC GSCP (NJ), L.P., GSCP (NJ) Holdings, L.P., GSCP (NJ), Inc., Keith W. Abell, Alfred C. Eckert III, Robert A. Hamwee, Richard M. Hayden, Thomas V. Inglesby, Matthew C. Kaufman, Christine K. Vanden Beukel, Andrew J. Wagner and Frederick H. Horton on February 14, 2006. As reported in the Form 13G, GSC Recovery II, L.P. directly owns 685,734 shares of our common stock and has shared voting and investment power with respect to such shares, and GSC Recovery IIA, L.P. directly owns

999,918 shares of our common stock and has shared voting and investment power with respect to such shares.

GSC Recovery II GP, L.P. is the general partner of GSC Recovery II, L.P.; GSC RII, LLC is the general partner of GSC Recovery II GP, L.P.; GSCP (NJ) Holdings, L.P. is the sole member of GSC RII, LLC; GSCP (NJ), L.P. is the manager of GSC Recovery II, L.P. and GSCP (NJ), Inc. is the general partner of GSCP (NJ) Holdings, L.P. GSC Recovery IIA GP, L.P. is the general partner of GSC Recovery IIA, L.P.; GSC RIIA, LLC is the general partner of GSC Recovery IIA GP, L.P.; GSCP (NJ) Holdings, L.P. is the sole member of GSC RIIA, LLC; GSCP (NJ), L.P. is the manager of GSC Recovery IIA, L.P. and GSCP (NJ), Inc. is the general partner of GSCP (NJ) Holdings, L.P.

Each of Keith W. Abell, Alfred C. Eckert III, Robert A. Hamwee, Richard M. Hayden, Thomas V. Inglesby, Matthew C. Kaufman, Christine K. Vanden Beukel, Andrew J. Wagner and Frederick H. Horton are the executive officers and stockholders of GSCP (NJ), Inc. and the Limited Partners of GSCP (NJ), L.P.

By virtue each of the above entity’s and individual’s relationship with GSC Recovery II L.P. and GSC Recovery IIA, L.P., each may be deemed to have shared voting and investment power over, and be the indirect beneficial owner of, the shares of our common stock owned by GSC Recovery II L.P. and GSC Recovery IIA, L.P. Each of the above entities and individuals disclaims beneficial ownership of our common stock except to the extent of each entity’s and individual’s pecuniary interest in our common stock.

(4)	As reported in the Form 13G filed by LC Capital Master Fund, Ltd. (“LC Capital”), Lampe, Conway & Co., LLC (“Lampe Conway”), Steven G. Lampe and Richard F. Conway (together with LC Capital, Lampe Conway and Steven G. Lampe, the “Lampe Conway Persons”) on February 6, 2006. As reported in the Form 13G, each of the Lampe Conway Persons beneficially owns the following: (i) LC Capital beneficially owns 736,523 shares of our common stock and has shared voting and investment power with respect to such shares, (ii) Lampe Conway beneficially owns 736,523 shares of our common stock and has shared voting and investment power with respect to such shares, (iii) Steven G. Lampe beneficially owns 736,523 shares of our common stock and has shared voting and investment power with respect to such shares, and (iv) Richard F. Conway beneficially owns 736,523 shares of our common stock and has shared voting and investment power with respect to such shares.

(5)	As reported in the Form 13G filed by Mast Credit Opportunities I Master Fund, Ltd. (“Mast”) on February 13, 2006. As reported on Form 13G, Mast beneficially owns 751,717 shares of our common stock and has sole voting and investment power with respect to such shares.

(6)	As reported in the Form 13G filed by Apollo Distressed Investment Fund (QP), L.P. (“AP DIF (QP)”), Apollo Distressed Investment Offshore Fund, Ltd (“AP Offshore”), Apollo DIF Advisors, LP (“Advisors”) and Apollo DIF Management, LP (“Management”) on February 14, 2005. As reported on Form 13G, (i) AP DIF (QP) beneficially owns 223,361 shares of our common stock and has shared voting and investment power with respect to such shares, (ii) AP Offshore beneficially owns 393,090 shares of our common stock and has shared voting and investment power with respect to such shares, (iii) Advisors beneficially owns 616,451 shares of our common stock and has shared voting and investment power with respect to such shares, and (iv) Management beneficially owns 616,451 shares of our common stock and has shared voting and investment power with respect to such shares.

Advisors serves as the general partner and Management serves as the manager of each of AP DIF (QP) and AP Offshore. Advisors, Management, Apollo DIF Capital Management, LLC, which is the general partner of Advisors, AIF DIF Management GP, LLC, which is the general partner of Management, and Messrs. Leon Black and John Hannan, the executive officers and directors of Apollo DIF Capital Management, LLC, AIF DIF Management GP, LLC and their respective members, disclaim beneficial ownership of all shares of our common stock in excess of their pecuniary interest, if any.

(7)	Does not include shares beneficially owned by TCP as described in footnote (1) above. Mr. Holdsworth is a managing partner of TCP.

(8)	Mr. Pennington has been granted 25,000 options at an exercise price of $11.00 per share. One-third of the options became exercisable on August 1, 2005, the second-third becomes exercisable on August 1, 2006, and the remaining third becomes exercisable on August 1, 2007.
EXECUTIVE COMPENSATION
      The following table sets forth the cash and non-cash compensation earned by the Chief Executive Officer and the four other most highly compensated executive officers of our company (the “Named Executive Officers”). Such compensation was paid by or on our behalf during the years ended December 31, 2005, 2004 and 2003. The bonuses included in annual compensation include earned bonuses that were paid subsequent to year-end.
Summary Compensation Table

							Long-term
							Compensation
			Annual Compensation
							Securities
					Other Annual		Underlying	All Other		Total
	Year	Salary ($)	Bonus ($)		Compensation ($)		Options (#)	Compensation ($)		Compensation

Rodney D. Kent	2005	349,700	368,204	(4)	28,345	(5)	—	216,643	(6)	962,892
Chief Executive	2004	349,700	348,437	(4)	29,964	(5)	—	215,805	(6)	943,906
Officer(1)(2)(3)	2003	253,738	—		29,237	(5)	—	2,463	(6)	285,438
Joseph M. Fiamingo	2005	318,750	878,500	(8)	62,643	(9)	—	181,612	(10)	1,441,505
Former Chief	2004	425,000	416,500	(8)	69,205	(9)	—	6,150	(10)	916,855
Executive	2003	425,000	—		59,942	(9)	—	5,203	(10)	490,145
Officer(7)
Glenn J. Holler	2005	279,865	524,325	(11)	39,916	(12)	—	6,300	(13)	850,406
Senior Vice	2004	279,865	274,267	(11)	32,370	(12)	—	6,150	(13)	592,652
President, Chief	2003	272,047	—		31,739	(12)	—	6,000	(13)	309,786
Financial Officer and Secretary
Donald F. DeKay	2005	212,160	106,018	(14)	26,181	(15)	—	6,041	(16)	350,400
Vice President —	2004	212,160	103,558	(14)	26,464	(15)	—	5,766	(16)	347,948
Finance(1)	2003	205,200	—		25,370	(15)	—	4,410	(16)	234,980
Daris W. Foster	2005	180,000	183,750	(18)	13,646	(19)	—	5,400	(20)	382,614
Vice President —	2004	180,000	56,250	(18)	12,044	(19)	—	5,175	(20)	253,469
Business	2003	33,977	—		2,235	(19)	—	744	(20)	36,956
Process Control(17)
Chrysant Makarushka	2005	135,200	47,207	(21)	20,676	(22)	—	4,147	(23)	207,230
Vice President —	2004	135,200	45,271	(21)	21,719	(22)	—	4,056	(23)	206,246
Purchasing and	2003	131,320	—		21,399	(22)	—	3,940	(23)	156,659
Logistics

(1)	See “Certain Relationships and Related Transactions.”

(2)	Rodney D. Kent became our Chief Executive Officer on June 1, 2005. Previously, Mr. Kent was our President and Chief Operating Officer.

(3)	Rodney D. Kent’s son and brother are also employed by us as a metals buyer and scheduling manager, respectively.

(4)	Includes discretionary bonuses of $215,940 and $5,390 and Key Employee Retention Plan bonus of $146,874 for 2005. Includes discretionary bonus of $5,731 and Key Employee Retention Plan bonus of $342,706 for 2004.

(5)	Includes (i) $9,901, $11,364 and $10,481 in medical and related benefits and (ii) $18,444, $18,600 and $18,765 in car allowance for 2005, 2004 and 2003, respectively.

(6)	Includes $2,184, $32,720 and $0 in premiums for disability, whole life and term insurance policies, respectively, for the benefit of Mr. Kent in 2005. Includes $2,580, $39,287 and $4,600 in premiums for disability, whole life and term insurance, respectively, for the benefit of Mr. Kent in 2004. The life insurance policies are owned by Mr. Kent, but we are obligated to continue paying the premiums during Mr. Kent’s employment period. Includes $124,592 and $111,477 in annual interest accruals related to deferred compensation earned by Mr. Kent in 2005 and 2004, pursuant to his employment agreement. Includes $52,455 and $52,455 in annual deferred compensation earned by Mr. Kent in 2005 and 2004, respectively, pursuant to his employment agreement. As of December 31, 2005, the current balance of Mr. Kent’s deferred compensation account is $1.7 million. Includes $4,692, $5,406 and $2,463 in International Wire’s contributions to the company-sponsored 401(k) plan for 2005, 2004 and 2003, respectively.

(7)	Joseph M. Fiamingo served as our Chief Executive Officer from September 15, 2003 to June 1, 2005, but remained our employee until September 30, 2005.

(8)	Includes Key Employee Retention Plan bonus of $178,500 and Insulated Wire Division Retention Plan bonus of $700,000 for 2005. Includes a Key Employee Retention Plan bonus of $416,500 for 2004.

(9)	Includes (i) $13,227, $19,577 and $8,891 in medical and related benefits, (ii) $38,491, $38,491 and $38,491 in car allowance, (iii) $9,375, $9,687 and $10,260 in country club dues and (iv) $1,550, $1,450 and $2,300 for tax preparation services for 2005, 2004 and 2003, respectively.

(10)	Includes $6,300, $6,150 and $5,203 in International Wire’s contributions to the company-sponsored 401(k) plan for 2005, 2004 and 2003, respectively. Includes payments pursuant to his employment agreement for severance in the amount of $175,312.

(11)	Includes a discretionary bonus of $106,782, an Insulated Wire Division Retention Plan bonus of $300,000 and Key Employee Retention Plan bonus of $117,543 for 2005. Includes a Key Employee Retention Plan bonus of $274,267 for 2004.

(12)	Includes (i) $12,701, $9,582 and $11,197 in medical and related benefits, (ii) $18,192, $12,128 and $12,128 in car allowance and (iii) $9,023, $10,660 and $8,414 in country club dues for 2005, 2004 and 2003, respectively.

(13)	Includes $6,300, $6,150 and $6,000 in International Wire’s contributions to the company-sponsored 401(k) plan for 2005, 2004 and 2003, respectively.

(14)	Includes a discretionary bonuses of $42,432 and $3,916 and Key Employee Retention Plan bonus of $59,670 for 2005. Includes a discretionary bonus of $4,108 and a Key Employee Retention Plan bonus of $99,450 for 2004.

(15)	Includes (i) $13,057, $13,230 and $12,136 in medical and related benefits and (ii) $13,124, $13,234 and $13,234 in car allowance for 2005, 2004 and 2003, respectively.

(16)	Includes $6,041, $5,766 and $4,410 in International Wire’s contributions to the company-sponsored 401(k) plan for 2005, 2004 and 2003, respectively.

(17)	Daris W. Foster resigned effective February 28, 2006.

(18)	Includes a Key Employee Retention Plan bonus of $33,750 and an Insulated Wire Division Retention Plan bonus of $150,000 for 2005. Includes a Key Employee Retention Plan bonus of $56,250 for 2004.

(19)	Includes $13,464, $12,044 and $2,235 in medical and related benefits for 2005, 2004 and 2003, respectively.

(20)	Includes $5,400, $5,175 and $744 in International Wire’s contributions to the company-sponsored 401(k) plan for 2005, 2004 and 2003, respectively.

(21)	Includes discretionary bonuses of $18,928 and $2,929 and Key Employee Retention Plan bonus of $23,350 for 2005. Includes discretionary bonus of $3,021 and Key Employee Retention Plan bonus of $42,250 for 2004.

(22)	Includes (i) $7,332, $8,375 and $7,835 in medical and related benefits and (ii) 13,344, $13,344 and $13,564 in car allowance for 2005, 2004 and 2003, respectively.

(23)	Includes $4,147, $4,056 and $3,940 in International Wire’s contributions to the company-sponsored 401(k) plan for 2005, 2004 and 2003, respectively.

Option Grants
      All of the options to purchase our common stock that were outstanding immediately prior to our emergence from bankruptcy were cancelled effective October 20, 2004, when we emerged from bankruptcy.
      Our 2004 Stock Option Plan was adopted pursuant to our Plan of Reorganization and authorizes the issuance of options to purchase 1,111,111 shares of our common stock. However, the 2004 Stock Option Plan expired since the plan was not approved by our shareholders on or prior to October 20, 2005.
      Mr. Pennington has been granted an option to buy 25,000 shares at an exercise price of $11.00 per share. One-third of the shares became exercisable on August 1, 2005, the second-third becomes exercisable on August 1, 2006, and the remaining third becomes exercisable on August 1, 2007. These options are separate from the 2004 Stock Option Plan and the proposed stock option plans.
Equity Compensation Plan
      The following table summarizes securities authorized for issuance under our equity compensation plans as of December 31, 2005.

Number of Securities
Remaining Available for
	Number of Securities to	Weight-Average	Future Issuance Under
	Be Issued upon Exercise	Exercise Price of	Equity Compensation Plans
	of Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column(a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders(1)	25,000	$11.00	0
Total	25,000	$11.00	0

(1)	On August 1, 2005, William Lane Pennington, Vice-Chairman of the Board of Directors, was granted an option to purchase 25,000 shares at an exercise price of $11.00 per share. One-third of the shares underlying the option became exercisable on August 1, 2005, the second-third becomes exercisable on August 1, 2006, and the remaining third becomes exercisable on August 1, 2007. The option expires on August 1, 2015.
Employment Agreements
      Rodney D. Kent Employment Agreement. Mr. Kent entered into an employment agreement with us on March 14, 1995. Pursuant to such employment agreement, as amended, Mr. Kent serves as our Chief Executive Officer. Mr. Kent is required to devote substantially all of his business time and attention to the performance of his duties under the employment agreement. The employment agreement is extended automatically for one-year periods provided that neither we nor Mr. Kent elect to terminate the agreement.
      The compensation provided to Mr. Kent under his employment agreement includes an annual base salary of not less than $325,000, subject to increase at the sole discretion of our Board of Directors, and certain other benefits (including the payment of life insurance policy premiums for the benefit of Mr. Kent) for as long as the employment agreement is in force. Further, Mr. Kent is entitled to a discretionary bonus up to sixty-five percent of his annual base salary.
      In addition to the base salary, we accrue 15% of the base salary to an unfunded deferred compensation account. We also accrue 8% of the previous year’s account balance as interest. The total deferred compensation shall be paid to Mr. Kent in 5 annual installments following the termination of his employment.

      Mr. Kent’s employment agreement also provides that if Mr. Kent’s employment is terminated by us without cause, due to disability or death, or by Mr. Kent upon a change of control, Mr. Kent or his estate, heirs or beneficiaries, as applicable, will receive, in addition to any other benefits provided him or them under any benefit plan (including the payment of life insurance premiums), Mr. Kent’s then current salary for a period of 24 months from the date of termination. In the event that Mr. Kent terminates his employment and receives a bone fide offer of employment from one of our competitors, we may elect to enforce a two year non-competition provisions of Mr. Kent’s agreement. If we did so, Mr. Kent would receive, in addition to any other benefits provided under any benefit plan (including the payment of life insurance premiums), his then current salary for a period of 24 months from such termination.
      Glenn J. Holler Employment Agreement. Mr. Glenn J. Holler entered into an employment agreement with us on June 30, 2005. Pursuant to such employment agreement, Mr. Holler is required to devote all of his business time and attention to the transaction of our business as is reasonably necessary to discharge his duties under the employment agreement. The employment agreement is extended automatically for successive two year periods; provided that neither we nor Mr. Holler elect to terminate the agreement.
      The compensation provided to Mr. Holler under his employment agreement includes an annual base salary of not less than $279,900, subject to adjustment at the sole direction of our chief executive officer, and such benefits as are customarily accorded our executives for as long as the employment agreement is in force. In addition, Mr. Holler is entitled to an annual bonus in an amount to be determined by our chief executive officer of up to fifty percent of his base compensation.
      Mr. Holler’s employment agreement also provides that if Mr. Holler’s employment is terminated without cause, Mr. Holler will continue to receive his then current salary for eighteen months. In addition, Mr. Holler’s employment agreement provides that if Mr. Holler is terminated due to death or disability, Mr. Holler’s estate, heirs, or beneficiaries, as applicable, will receive, in addition to any other benefits provided under any benefit plan, his then current salary for a period of twelve months from the date of termination.
      Joseph M. Fiamingo Employment Agreement. Mr. Fiamingo entered into an amended and restated employment agreement with us and certain of our affiliates on September 15, 2003. The compensation provided to Mr. Fiamingo under his employment agreement includes an annual base salary of not less than $425,000, subject to increase at the sole discretion of our Board of Directors, and certain other benefits. Further, Mr. Fiamingo is entitled to an annual bonus in an amount to be determined at the sole discretion of our Board of Directors of up to sixty-five percent of his annual compensation.
      If Mr. Fiamingo’s employment is terminated by us without cause, or he elects to terminate his employment upon a change of control of our company, he will receive, in addition to any other benefits provided to him under any benefit plan, his then current basic compensation (which is not less than his annual base salary and full bonus opportunity) under the employment agreement for the longer of the period up to September 15, 2006 or 18 months. We experienced a change of control as part of our bankruptcy, and Mr. Fiamingo’s employment was terminated on September 30, 2005.
COMMITTEE REPORTS
Report of the Compensation Committee on Executive Compensation

Compensation Committee Responsibility and Policies
      International Wire Group, Inc. has established a Compensation Committee that consists of three directors: Peter Blum, David M. Gilchrist, Jr. and Robert A. Hamwee. The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found on our website at http://itwg.client.shareholder.com/index.cfm.
      The Compensation Committee annually reviews and recommends to the full board compensation for the Chief Executive Officer and the four most highly compensated executive officers of International Wire other than the Chief Executive Officer and reviews and approves compensation for any of the other executive officers of our company, including, without limitation, (a) the annual base salary, (b) the annual incentive bonus, including the specific goals and amount, (c) equity compensation, (d) employment agreements, severance arrangements, and change in control agreements/provisions and (e) any other benefits, compensation or arrangements. In recommending compensation for the Chief Executive Officer and the four most highly compensated executive officers of International Wire other than the Chief Executive Officer, the Compensation Committee sets annual performance related goals.
      International Wire’s executive compensation program is designed to enable our company to recruit, retain and motivate the high quality employees it needs. As a result, the Compensation Committee has determined that executive compensation opportunities should create incentives for superior performance.
      International Wire’s executive compensation mix includes a base salary and annual bonus awards. Through this compensation structure, our company aims to:

•	attract and retain highly qualified and talented executives,

•	provide appropriate incentives to motivate those individuals to maximize stockholder returns by producing sustained superior performance, and

•	reward them for outstanding individual and team contributions to the achievement of our company’s near-term and long-term business objectives.
      The Compensation Committee’s policy is that a significant portion of the executive’s compensation opportunities must be tied to achievement of annual objectives of our company. With the exception of the Chief Executive Officer and Chief Financial Officer, annual bonuses were awarded based solely on an EBITDA target for the bare wire segment. For the Chief Executive Officer and Chief Financial Officer, the annual bonus was determined based on an EBITDA target for the bare wire segment and other factors, including, but not limited to, their involvement in pursuing strategic alternatives for our insulated wire segment. No stock options were awarded to any executive officers in 2005.

Compensation of Chief Executive Officers
      Mr. Rodney Kent became the Chief Executive officer on June 1, 2005. Mr. Kent was paid an annual salary of $349,700 and annual bonus of $368,204, which consists of $146,874 paid under the Key Employee Retention Plan and discretionary bonuses of $215,940 and $5,390. Mr. Kent discretionary bonuses were determined based on an EBITDA target for the bare wire segment and other factors, including, but not limited to, his involvement in pursuing strategic alternatives for our insulated wire segment. Additionally, International Wire paid $34,904 in life insurance premiums for the benefit of Mr. Kent in 2005, $9,901 in medical and related benefits, $18,444 in car allowance, $4,692 in contributions to the company-sponsored 401(k) plan, $52,455 in deferred compensation and $124,592 in annual interest accruals related to deferred compensation earned by Mr. Kent pursuant to his employment agreement.
      Mr. Joseph Fiamingo was the Chief Executive Officer until June 1, 2005 and remained an employee of International Wire until September 30, 2005. Mr. Fiamingo was paid a salary of $318,750. Following Mr. Fiamingo’s resignation, he is entitled to receive salary and benefits for 18 months pursuant to his employment agreement, which for 2005, totaled $175,312. Mr. Fiamingo also earned $178,500 under the Key Employee Retention Plan and $700,000 under the Insulated Wire Division Retention Plan. Additionally, International Wire paid $13,227 in medical and related benefits, $38,491 in car allowance, $9,375 in country club dues, $1,550 in tax preparation services and $6,300 in contributions to the company-sponsored 401(k) plan.

THE COMPENSATION COMMITTEE

Peter Blum — Chair
David M. Gilchrist, Jr. — Member
Robert A. Hamwee — Member

      The foregoing Report of the Compensation Committee on Executive Compensation shall not be deemed to be soliciting material, to be filed with the SEC or to be incorporated by reference into any of our previous or future filings with the SEC, except as otherwise explicitly specified by us in any such filing.
Report of the Audit Committee
      The Audit Committee of International Wire’s Board of Directors is composed solely of independent directors and operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee’s charter can be found on our website at http://itwg.client.shareholder.com/index.cfm.
      The Audit Committee assists the Board of Directors in its general oversight of the integrity of our company’s financial statements, the independent registered public accountants’ qualifications and independence, the performance of International Wire’s internal audit function and independent registered public accountants’ and International Wire’s compliance with legal and regulatory requirements. The independent registered public accountants report directly to the Audit Committee.
      International Wire’s management has primary responsibility for preparing our company’s financial statements and our company’s financial reporting process. International Wire’s independent auditors for the year ended December 31, 2005, PricewaterhouseCoopers LLP (“PwC”), are responsible for expressing an opinion on the conformity of our company’s audited financial statements with accounting principles generally accepted in the United States.
      In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with International Wire’s management.

2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU Section 380), as amended.

3. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”) and has discussed with the independent auditors the independent auditors’ independence.

4. Based on the review and discussion referred to in paragraphs 1 through 3 above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in International Wire’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.
      As of December 31, 2005, International Wire, together with its independent registered public accounting firm, identified a material weakness related to the evaluation and completeness of International Wire’s deferred tax assets and liabilities, the associated valuation allowances established in previous years to reflect the likelihood of the recoverability of net deferred tax assets and the income tax provision (benefit) for continuing and discontinuing operations. Specifically, International Wire did not have effective controls in place to identify the differences between book and tax accounting for fixed assets and certain inventory reserves and LIFO inventories. This control deficiency resulted in audit adjustments to International Wire’s 2005 annual consolidated financial statements with respect to income taxes. In addition, this control deficiency could result in a material misstatement to the aforementioned accounts such as deferred tax assets, deferred tax liabilities, goodwill and income tax provision (benefit) that would result in a material misstatement to International Wire’s annual or interim consolidated financial statements that would not be prevented or detected. In order to remediate the deficiency identified above, International Wire’s plan to address this material weakness include a special project, which International

Wire expects to staff with qualified outside tax and accounting consultants in the second quarter of 2006 as well as additional internal and external resources for the 2006 quarter and year-end closings.

THE AUDIT COMMITTEE

Lowell W. Robinson — Chair
David M. Gilchrist, Jr. — Member
John T. Walsh — Member
      The foregoing Report of the Audit Committee shall not be deemed to be soliciting material, to be filed with the SEC or to be incorporated by reference into any of International Wire’s previous or future filings with the SEC, except as otherwise explicitly specified by us in any such filing.
INDEPENDENT AUDITORS
      One or more representatives of PwC are expected to be present at the Annual Meeting. They will have an opportunity to make a statement and will be available to respond to appropriate questions.
      The following sets forth the amount of audit and other fees for professional services rendered by PwC during the last two fiscal years:
      Audit Fees: PwC Audit Fees were $725,480 in 2005 and $587,025 in 2004. The services provided in exchange for these fees were our annual audit, review of interim financial statements and preparation of our Registration Statement on Form S-1.
      Audit-Related Fees: In addition to the Audit Fees, we paid PwC $17,300 in 2005 and $0 in 2004 for Sarbanes-Oxley related matters.
      Tax Fees: PwC did not provide any professional services rendered for tax compliance, tax advice and tax planning in 2005 or 2004.
      All Other Fees: PwC did not provide any other professional services.
Pre-Approval Policy
      The Audit Committee is required to pre-approve the audit and non-audit services to be performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the firm’s independence.
      All audit services provided by PwC were pre-approved by the Audit Committee, which concluded that the provision of such services by PwC was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions, and 0% of all services provided by PwC to the company for the year ended December 31, 2005 were non-audit related services. The Audit Committee charter provides for pre-approval of any audit or non-audit services provided to the company by its independent auditors. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

PERFORMANCE GRAPH
      The chart below shows the cumulative total stockholder return assuming the investment of $100 from October 20, 2004 to December 31, 2005 in each of our common stock, the S&P 500 and a peer group of International Wire (“Peer Group”) and assumes that all dividends are reinvested. The Peer Group consists of General Cable Corporation (NYSE:BGC), Belden CDT Inc. (NYSE: BDC), Draka Holding, N.V. (Euronext Amsterdam Stock Exchange) and Nexans (Paris Stock Exchange). Returns in the Peer Group are weighted by capitalization.
      The stock price performance shown on the graph only reflects the change in our company’s stock price relative to the noted indices and is not necessarily indicative of future price performance.
ITWG Performance Graph

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and any persons who own more than ten percent of our common stock to file with the SEC various reports as to ownership of such common stock. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to us, the aforesaid Section 16(a) filing requirements were met on a timely basis during fiscal 2005 with the exception of Chrysant Makarushka. As part of International Wire’s review of the Annual Report on Form 10-K, International Wire determined retroactively that Mr. Makarushka was an executive officer, and since International Wire made the determination after the Form 3 filing date, Mr. Makarushka’s Form 3 was unable to timely file his Form 3. However, at the date of such filing, Mr. Makarushka held no shares of Common Stock.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Relationship with Rodney D. Kent and Donald F. DeKay
      In September 2002, we began selling a portion of our production scrap to Prime Materials Recovery, Inc. (“Prime”). Prime is a closely held company and its majority shareholder, chairman and a director is Rodney D. Kent, the Chief Executive Officer of our company. In addition, Donald F. DeKay, the Vice President of Finance of our company, holds a minority ownership interest and is a director of Prime.
      There is no formal written agreement between us and Prime. Instead, the relationship is governed through purchase orders. Sales to Prime for the year ended December 31, 2005, the periods from October 20 through December 31, 2004 and from January 1 through October 19, 2004 and year ended December 31, 2003 were $8.8 million, $2.4 million, $10.8 million and $11.2 million, respectively. We had outstanding accounts receivable from Prime related to those sales of $0.8 million and $0.3 million at December 31, 2005 and 2004, respectively. Sales to Prime were made at prices and terms comparable to those of other companies in the industry.
Relationship with William Lane Pennington
      On November 15, 2004, we entered into a Consulting Agreement with Whiterock Affiliates, LLC. Mr. Pennington is the founder and President of Whiterock Affiliates, LLC. Pursuant to the Consulting Agreement, Whiterock Affiliates, LLC provided services between November 15, 2004 and March 1, 2005 to assist us in developing our 5-year strategic plan. In connection with those services, Whiterock Affiliates, LLC was paid $50,000 plus expenses.
      See also “Information about the Board and its Committees — Director Compensation.”
Relationship with Significant Shareholders

Registration Rights Agreement
      GSCP (NJ), Inc., Special Value Absolute Return Fund, LLC and Special Value Opportunities Fund, LLC are party to the amended and restated registration rights agreement entered into on November 23, 2004. A registration rights holder is a holder of an allowed subordinated notes claim (i) receiving a distribution pursuant to the Plan of ten (10%) percent or greater of the our common stock, (ii) that we reasonably determine is an underwriter pursuant to section 1145 of the Bankruptcy Code with respect to our common stock or the Notes that such holder received pursuant to the Plan, (iii) that we reasonably determine is subject to resale restrictions on our common stock that such holder received pursuant to the Plan by operation of Rule 144 of the Securities Act of 1933, or (iv) that we agree shall be a Registration Rights Holder.
      The registration rights agreement contains customary terms and conditions, including:

•	shelf registration rights with respect to our common stock;

•	demand registration rights with respect to both our common stock and the Notes; and

•	piggyback registration rights with respect to both our common stock and the Notes.

      We will pay all customary costs and expenses associated with this and each other registration, including for each registration statement prepared, the reasonable fees and expenses of one law firm for the registration rights holders selected by registration rights holders holding at least a majority in aggregate principal amount or number, as the case may be, of our outstanding common stock and/or notes covered by such registration; provided, however, that such law firm representing the registration rights holders will be approved by us, such approval not to be unreasonably withheld or delayed. Registration rights holders will pay underwriting discounts, commissions, and applicable transfer taxes, if any, on any shares sold by such holders.
      Each registration rights holder will be entitled to assign, in whole or in part, its rights under the registration rights agreement to any transferee or assignee of a registration rights holder’s common stock not sold to the public; provided, however, that we are given written notice by such registration rights holder prior to such transfer, stating the name and address of such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned and we give prior written consent to such transfer, which consent shall not be unreasonably withheld or delayed.
      Any registration rights holder will be entitled to withdraw from the registration rights agreement immediately upon notice to us and the other registration rights holders party to the registration rights agreement.
      GSCP (NJ), Inc., an affiliate of GSC Recovery II, L.P. and GSC Recovery IIA, L.P., is a party to the registration rights agreement. Robert A. Hamwee, a stockholder and executive officer of GSCP (NJ), Inc., is a director of our company. Special Value Opportunities Fund, LLC (“SVOF”) and Special Value Absolute Return Fund, LLC (“SVAR”) are also parties to the registration rights agreement. Mark K. Holdsworth, Chairman of our Board, is a managing partner of Tennenbaum Capital Partners, LLC, which is an affiliate of SVOF and SVAR.
Relationship with Viasystems Group, Inc.
      On March 29, 2000, we sold our wire harness business to Viasystems for $210.8 million in cash. Prior to our Chapter 11 filing, both we and Viasystems were commonly controlled by affiliates of HM Capital Partners LLC.
      In connection with the Wire Harness Sale, we entered into an agreement to supply Viasystems’ wire harness business with substantially all of their insulated wire requirements through 2005, which is a continuation of existing practice. In connection with such sale, we agreed to indemnify Viasystems for certain product liability claims, as described in the purchase agreement (see Note 17 to International Wire’s Consolidated Financial Statements in the 2005 Annual Report on Form 10-K). For the year ended December 31, 2005 and for the periods from October 20 through December 31, 2004 and from January 1 through October 19, 2004 and year ended December 31, 2003, we had sales to Viasystems of $45.0 million, $8.0 million, $33.4 million and $34.1 million, respectively. The outstanding trade receivables were $6.1 million and $6.5 million at December 31, 2005 and 2004, respectively. On June 29, 2005, Viasystems notified us that they were electing not to renew our insulated wire supply agreement beyond December 31, 2005. In connection with the sale of our U.S. Insulated Wire Business, this contract was assigned to Copperfield, LLC.
      Affiliates of GSCP (NJ), Inc. own approximately 27% of Viasystems’ common stock. Robert A. Hamwee, a director of our company, also serves on the Board of Directors of Viasystems and is a stockholder and executive officer of GSCP (NJ), Inc. By virtue of Mr. Hamwee’s relationship with GSCP (NJ), Inc., he may be deemed to have shared voting and investment power over, and be the indirect beneficial owner of, the shares of common stock of Viasystems owned by affiliates of GSCP (NJ), Inc. Mr. Hamwee disclaims beneficial ownership of Viasystems’ common stock except to the extent of his pecuniary interest in Viasystems’ common stock.

ADDITIONAL INFORMATION
Stockholder Proposals for Inclusion in our 2007 Annual Meeting Proxy Statement and Proxy Card
      Any stockholder proposal to be considered by us for inclusion in our 2007 proxy statement and form of proxy card for next year’s Annual Meeting of Stockholders, expected to be held in May 2007, must be received by our Secretary at 11116 South Towne Square, Suite 101, St. Louis, Missouri 63123, no later than December 20, 2006 (120 days prior to the first anniversary of the date of this proxy statement). The Securities and Exchange Commission rules set forth standards as to what stockholder proposals are required to be included in a proxy statement.
Other Stockholder Proposals for Presentation at our 2007 Annual Meeting
      For any proposal that is not submitted for inclusion in next year’s proxy statement (as described above) but is instead sought to be presented directly at the 2007 Annual Meeting, SEC rules permit management to vote proxies in its discretion if we: (a) receive notice of the proposal more than 45 days prior to the anniversary of the mailing date of this proxy statement and we advise stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter; or (b) do not receive notice of the proposal at least 45 days prior to the anniversary of the mailing date of this proxy statement. Notices of intention to present proposals at the 2007 Annual Meeting should be addressed to our Secretary at 11116 South Towne Square, Suite 101, St. Louis, Missouri 63123.

APPENDIX A
INTERNATIONAL WIRE GROUP, INC.
2006 MANAGEMENT STOCK OPTION PLAN
      1.     Purpose. The International Wire Group, Inc. 2006 Management Stock Option Plan (the “Plan”) is intended to provide incentives which will retain and motivate employees of International Wire Group, Inc. (the “Company”) and of any subsidiary corporation now existing or hereafter formed or acquired, by providing them opportunities to acquire shares of the common stock, par value $.01 per share, of the Company (“Common Stock”). Furthermore, the Plan is intended to assist in aligning the interests of such employees to those of the Company’s stockholders.
      2.     Administration.
      (a) The Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”). Whenever the Company shall have a class of equity securities registered pursuant to section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Committee shall be comprised solely of not less than two members who shall be “Non-Employee Directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Exchange Act and “outside directors” within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Stock Options (as defined below) granted hereunder as it deems necessary or advisable, including, but not limited to, accelerating vesting or exercisability of any Stock Options, extending the term or period of exercisability (but in no event beyond ten (10) years after the date it is granted) of any Stock Options, or, subject to the limitations set forth in Section 14 hereof, waiving any terms or conditions applicable to any Stock Options. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Board of Directors of the Company, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith.
      (b) The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.
      3.     Participants. Participants will consist of such employees of and other persons performing services for the Company and any subsidiary corporation of the Company as the Committee in its sole discretion determines to be in a position to impact the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Stock Options under the Plan. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Stock Options.
      4.     Common Stock Available Under the Plan. The aggregate number of shares of Common Stock that may be issued pursuant to Stock Options granted under this Plan shall be 1,300,000 shares of

Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 6. Any shares of Common Stock that may be issued pursuant to a Stock Option which for any reason is cancelled or terminated without having been exercised shall again be available for issuance pursuant to Stock Options granted under the Plan. The maximum aggregate number of shares of Common Stock that may be issued pursuant to Stock Options that may be granted to any single participant within any calendar year during the term of the Plan (as set forth in Section 16) shall be 400,000 shares, subject to the adjustments provided in Section 6. For purposes of the preceding sentence, such Stock Options that are cancelled or repriced shall continue to be counted during the calendar year such Stock Options were granted in determining such maximum aggregate number of shares of Common Stock that may be granted to any single participant during the term of the Plan.
      5.     Stock Options. “Stock Options” will consist of awards from the Company that will enable the holder to purchase a specific number of shares of Common Stock, at set terms and at a fixed purchase price. Stock Options may be incentive stock options (“Incentive Stock Options”), within the meaning of section 422 of the Code, or Stock Options which do not constitute Incentive Stock Options (“Nonqualified Stock Options”). The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options. Stock Options shall be evidenced by agreements in the form attached hereto as Exhibit A or in such other forms (which need not be identical) as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail. Each Stock Option shall be subject to terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:
      (a) Exercise Price. Except in the case of Stock Options granted through assumption of, or in substitution for, outstanding stock options previously granted by an acquired company, and except as a result of an adjustment event referred to herein, each Stock Option granted hereunder shall have such per-share exercise price or formula as the Committee may determine at the date of grant, subject to subsection (d) below, which shall not be less than 100% of the Fair Market Value of the Common Stock at the date of grant.
      (b) Payment of Exercise Price. The option exercise price may be paid in cash or, in the discretion of the Committee determined at the date of grant, by the delivery of shares of Common Stock of the Company then owned by the participant, provided such shares have been held for at least six (6) months. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where, upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate.
      (c) Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions, including vesting, as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten (10) years after the date it is granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement at the date of grant.
      (d) Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are employees of the Company or subsidiary corporation of the Company at the date of grant and the per share exercise price may not be less than 100% of the Fair Market Value of the Common Stock at the date of grant. The aggregate market value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company) shall not exceed $100,000; provided that to the extent stock options issued as Incentive Stock Options first become exercisable during a calendar year in excess of such $100,000 limitation, such excess Stock Option shall be treated as Nonqualified Stock Options. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of section 424(d) of the Code) more than 10% of the total combined voting power of all outstanding classes of stock of the Company or any subsidiary corporation of the Company, unless the option price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option. Notwithstanding anything to the contrary contained herein, no Incentive Stock Option may be exercised later than ten years after the date it is granted.
      6.     Adjustment Provisions; Change in Control.
      (a) If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, extraordinary cash dividend, stock split, reclassification, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option such that each such Stock Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Stock Option had such Stock Option been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants’ rights under the Plan, the Committee shall adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the exercise price applicable to outstanding Stock Options, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Stock Options. Appropriate adjustments may also be made by the Committee in the terms of any Stock Options under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Stock Options on an equitable basis. In addition the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Stock Options in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.
      (b) In the event of a Change in Control (as defined below), the Committee, in its discretion, may take such actions as it deems appropriate with respect to outstanding Stock Options, including, without limitation, accelerating the exercisability or vesting of such Stock Options.
      The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Stock Option outstanding hereunder shall terminate within a specified number of days after notice to the holder and, in the event any holder does not exercise such holder’s Stock Options prior to such date of termination, such holder shall receive, with respect to each share of Common Stock subject to such Stock Option, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option, such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.
      A “Change in Control” of the Company shall be deemed to have occurred if, subsequent to the Effective Date of this Plan, (A) any person (as such term is used in section 13(d) of the Exchange Act) becomes the “beneficial owner” (as determined pursuant to Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, (B) a majority of the Board of Directors shall consist of persons who are not Continuing Directors (as defined below), (C) the Company shall merge with or consolidate into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (D) the stockholders of the Company approve and effect a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.
      For purposes of this Agreement, a “Continuing Director” shall mean, as of the date of determination, any Person who (i) was a member of the Board of Directors of the Company on the Effective Date of this Plan or (ii) was nominated for election or elected to the Board of Directors of the Company with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.
      7.     Transferability. Stock Options granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant’s lifetime, only by the participant. In the event of the death of a participant, each Stock Option theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such Stock Option at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, a Stock Option (other than an Incentive Stock Option) may be transferred by a participant solely to the participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Stock Option.
      8.     Other Provisions. The award of any Stock Option under the Plan may also be subject to such other provisions (whether or not applicable to the Stock Option awarded to any other participant) as the Committee determines, at the date of grant, appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any Stock Option, for the acceleration of exercisability or vesting of Stock Options in the event of a Change in Control of the Company, for the payment of the value of Stock Options to participants in the event of a Change in Control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant’s employment in addition to but not inconsistent with those specifically provided for under the Plan.
      9.     Fair Market Value. For purposes of this Plan and any Stock Options awarded hereunder, Fair Market Value shall be the weighted average closing price of the Company’s Common Stock for the 5 business days commencing on the date of grant (or the last closing price prior to the date of grant if the Company’s Common Stock is not traded during such 5 business day period) if the Company’s Common Stock is readily tradable on a national securities exchange or other market system, and if the Company’s Common Stock is not readily tradable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock of the Company through the reasonable application of a reasonable valuation method; provided, however,in the event of a Change in Control, the Fair Market Value shall be based on the actual consideration paid for such Common Stock.
      10.     Withholding. All payments or distributions made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy the minimum statutory tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Stock Options by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at the minimum statutory tax rates required by statute or regulation.
      11.     Tenure. A participant’s right, if any, to continue to serve the Company as a director, officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.
      12.     Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.
      13.     No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Stock Option. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
      14.     Duration, Amendment and Termination. No Stock Options shall be granted more than ten years after the Effective Date; provided, however, that the terms and conditions applicable to any Stock Option granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. However, no action authorized by this Section 14 shall reduce the amount of any outstanding Stock Option or change the terms and conditions thereof without the participant’s consent. No amendment of the Plan shall, without approval of the stockholders of the Company, (i) increase the total number of shares of Common Stock which may be issued under the Plan or the maximum number of shares of Common Stock that may be granted to any individual under the Plan, (ii) modify the requirements as to eligibility for Stock Options under the Plan; (iii) be undertaken whenever the Company shall have a class of equity securities registered pursuant to section 12 of the Exchange Act, where absent such approval, the amendment would violate any rules or regulations of the New York Stock Exchange, any other securities exchange, or the National Association of Securities Dealers, Inc. that are applicable to the Company.
      15.     Governing Law. This Plan, Stock Options granted hereunder, and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws). Stock Options granted under this Plan are intended to be exempt from the application of Section 409A. No action taken by the Committee shall be construed in a manner that would result in the imposition on a participant of an additional tax under Section 409A of the Code.
      16.     Foreign Law. The Committee may grant Stock Options to individual participants who are subject to the tax laws of nations other than the United States, which Awards may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Awards by the appropriate foreign governmental entity; provided, however, that no such Stock Options may be granted pursuant to this Section 16 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law. The Committee may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

      17.     Effective Date.
      (a) The Plan shall be effective on the date this Plan is approved by stockholders of the Company (the “Effective Date”).
      (b) This Plan shall terminate on the tenth anniversary of the Effective Date (unless sooner terminated by the Committee).
* * * *
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Company has caused this 2006 Stock Option Plan to be signed by the undersigned duly authorized officer of the Corporation as of                     , 2006.

Name: Rodney D. Kent

Title:	Chief Executive Officer

Exhibit A
[Form of Stock Option Agreement]
INTERNATIONAL WIRE GROUP, INC.
NONQUALIFIED STOCK OPTION AGREEMENT
      THIS AGREEMENT (this “Agreement”) is made and entered into between International Wire Group, Inc., a Delaware corporation (“Group”), and the undersigned (the “Holder”) in connection with the grant of an Option (hereinafter defined) under the International Wire Group, Inc. 2006 Stock Option Plan (the “Plan”).
WITNESSETH:
      WHEREAS, the Holder is an employee of Group or a subsidiary corporation thereof (such subsidiary corporation sometimes referred to herein as “Related Entities”; Group and the Related Entities are collectively referred to herein as the “Corporation”) in a key position or is an officer and/or director of the Corporation, and Group desires to grant the Holder an Option through the Plan to purchase shares of Stock (hereafter defined) of Group, and Holder desires to accept the Option upon the terms, conditions and covenants set forth herein and in the Plan.
      NOW, THEREFORE, in consideration of these premises, the parties agree that the following shall constitute the agreement between the Corporation and the Holder:
      1.     Definitions. For purposes of this Agreement, the following terms shall have the meanings specified below:

1.1 “Board of Directors” shall mean the board of directors of Group.

1.2 “Cause” shall be as defined by any employment agreement applicable to Holder or, if none, shall mean termination of employment of Holder because of (i) Holder’s conviction of, or plea of nolo contendere (or other similar plea) to, a felony or a crime involving moral turpitude; (ii) Holder’s personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iii) Holder’s commission of material mismanagement in the conduct of Holder’s duties as assigned to him; (iv) Holder’s willful failure to execute or comply with the policies of the Corporation; (v) Holder’s failure to properly perform Holder’s stated established duties, or intentional failure to perform Holder’s stated duties; or (vi) the illegal use of drugs on the part of Holder.

1.3 “Code” shall mean the Internal Revenue Code of 1986, as amended.

1.4 “Committee” shall have the meaning ascribed to such term under the Plan.

1.5 “Confidential Information” shall mean information about the Corporation, including its respective businesses, products and practices, disclosed to or known by the Holder as a direct or indirect consequence of or through the employment by the Corporation. However, Confidential Information shall not include under any circumstances any information with respect to the foregoing matters which is (i) available to the public from a source other than Holder, (ii) released in writing by the Corporation to the public or (iii) the subject of a written waiver executed by the Corporation for the benefit of Holder.

1.6 “Disability” shall be construed under the appropriate provisions of the long-term disability plan maintained for the benefit of employees of the Corporation who are regularly employed on a salaried basis. The determination of a Holder’s Disability, and the date of its commencement, shall be determined in good faith solely by the Committee.

1.7 “Fair Market Value” shall mean the closing price of the Stock on the date of calculation (or on the last preceding trading date if the Stock was not traded on such date) if the Stock is readily tradable on a national securities exchange or other market system, and if the Stock is not readily tradable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Stock through the reasonable application of a reasonable valuation method; provided, however, in the event of a Change in Control (as defined in the Plan), the Fair Market Value shall be based on the actual consideration paid for such Common Stock.

1.8 “Securities Act” shall mean the Securities Act of 1933, as amended.

1.9 “Stock” shall mean Group’s authorized par value $0.01 per share Common Stock together with any other securities with respect to which Options (hereinafter defined) or other rights granted hereunder may become exercisable.

      2.     Grant of Nonqualified Option. Subject to the terms and conditions set forth herein, Group grants to the Holder an Option (the “Option”) to purchase from Group at a price per share (the “Exercise Price”) the number of shares of Stock (the “Option Shares”) as both are set out on the signature page hereof subject to adjustments as provided in Paragraph 9 hereof. The Option is not intended to be an incentive option within the meaning of Section 422(a) of the Code.
      3.     Notice of Exercise. This Option may be exercised, in accordance with Paragraph 8, to purchase all or a portion of the applicable number of Option Shares exercisable by written notice to Group as provided in Paragraph 12, which notice shall:

(a) specify the number of shares of Stock to be purchased at the Exercise Price;

(b) if the person exercising this Option is not the named Holder, contain or be accompanied by evidence satisfactory to the Committee of such person’s right to exercise this Option; and

(c) be accompanied by (i) payment in full of the Exercise Price in the form of a certified or cashier’s check payable to the order of Group, (ii) with the Committee’s approval, payment in the form of shares of Stock owned by the Holder which are of at least equal value to the aggregate Exercise Price payable in connection with such exercise, provided, such shares have been held for at least six (6) months or (iii) with the Committee’s approval, a combination of any of (i) — (ii). The Committee may grant or withhold its approval under any or all of the foregoing subsections (ii) or (iii) in its sole and absolute discretion.
      4.     Investment Letter. Unless there is in effect a registration statement under the Securities Act with respect to the issuance of the Option Shares (and, if required, there is available for delivery a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act), the Holder (or, such other person exercising the Option) shall, as an absolute condition to his right to exercise the Option, deliver to Group an agreement or certificate containing such representations, warranties, and covenants as Group may deem necessary or appropriate to ensure that the issuance of shares of Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities law. It is understood and agreed that under no circumstance shall Group be obligated to file any registration statement under the Securities Act or any applicable state securities law to permit exercise of the Option or to issue any Stock in violation of the Securities Act or any applicable state securities law.
      5.     Transfer and Exercise of Nonqualified Option. The Option is not transferable by the Holder otherwise than by operation of law or by will or the laws of descent and distribution, and is exercisable, during the Holder’s lifetime, only by the Holder. The Option may not be assigned, transferred (except by operation of law or by will or the laws of descent and distribution), pledged, or hypothecated in any way and shall not be subject to execution, attachment, or similar proceeding. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option or any rights hereunder or thereto contrary to the provisions hereof, and the levy of any attachment or similar proceeding upon the Option, shall be null and void and without effect. Notwithstanding the foregoing, the Option may be transferred by the Holder solely to the Holder’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons.
      6.     Status of Holder. The Holder shall not be deemed a stockholder of Group with respect to any of the shares of Stock subject to this Option, except to the extent that such shares shall have been purchased and issued. Group shall not be required to issue or transfer any certificates for shares of Stock purchased upon exercise of this Option until there is compliance with all applicable requirements of law and this

Agreement. This Agreement is not a contract of employment and the terms of the Holder’s employment shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing herein shall be construed to impose any obligation on the Corporation to continue the Holder’s employment.
      7.     No Effect on Capital Structure. This Option shall not affect the right of Group to reclassify, recapitalize or otherwise change its capital or debt structure or to merge, consolidate, convey any or all of its assets, dissolve, liquidate, windup, or otherwise reorganize and, by acceptance of this Agreement, Holder agrees that Holder has no standing before any court to object to or contest any such action.
      8.     Conditions and Schedule for Exercise. Except as otherwise provided herein, this Option shall expire ten (10) years from the date of this Agreement (the “Expiration Date”). Holder shall be entitled to exercise the Options granted herein in accordance with the vesting schedule set forth on the signature page hereof. Notwithstanding the provisions of the immediately preceding sentence, all Option Shares shall become exercisable immediately prior to a Change in Control (as defined in the Plan) subject, however, to the consummation of the Change in Control.
      All other provisions of this Agreement to the contrary notwithstanding, in the event of the termination of Holder’s employment with the Corporation either due to Holder’s voluntary resignation or the Corporation’s termination of Holder for Cause, all rights under this Agreement and the Option shall terminate and shall thereupon be null and void effective 30 days after such termination; provided, however, any shares of Stock obtained through exercise prior to such termination date in accordance with the terms of this Agreement shall remain the sole and absolute property of the Holder.
      In the event of the termination of Holder’s employment with the Corporation other than as a result of Holder’s voluntary resignation or Holder’s termination by the Corporation for Cause, all rights under this Agreement and the Option shall terminate and shall become null and void effective on the later of (i) the date upon which Holder is no longer entitled to receive any benefits from Group or any of its subsidiaries pursuant to any employment agreement applicable to Holder or, in the absence of any employment agreement applicable to Holder, (ii) thirty (30) days (or 180 days if because of death or Disability) after such termination (as applicable, the “Extended Exercisability Period”); provided, however, that in no event shall the Extended Exercisability Period extend beyond the Expiration Date; and provided, further, any shares of Stock obtained through exercise prior to such termination date in accordance with the terms of this Agreement shall remain the sole and absolute property of the Holder. During such Extended Exercisability Period, Holder (or Holder’s legal representative in the event that Holder’s employment with the Corporation is terminated because of death) shall have the right to exercise the Option with respect to all or any part of the shares of Stock which Holder was entitled to purchase immediately prior to the time of such termination.
      9.     Adjustments Upon Changes in Capitalization, Merger, Etc. and Acceleration of Exercisability. In the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, extraordinary cash dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of Group (each, a “Reorganization”), the Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Stock are changed into a greater or lesser number of shares of Stock, the number and/or kind of shares and/or interests subject to an Option and the Exercise Price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Reorganization. Any fractional shares or interests resulting from such adjustment shall be eliminated.
      All of the provisions of this paragraph to the contrary notwithstanding, Group shall have the right to grant stock appreciation right agreements to others and/or issue additional stock options, if such options are to others out of authorized but unissued shares, even though the result of such stock appreciation right agreements and/or stock options dilute either the percentage of ownership of the Holder or the value per share of any Stock or Option herein granted and, in any such event, Holder’s rights hereunder shall not be increased in any way.

      10.     Committee Authority. Any question concerning the interpretation of this Agreement, any adjustments required to be made under Paragraph 9 of this Agreement, and any controversy which may arise under this Agreement and/or any paragraph hereof shall be finally determined by the Committee in its sole and absolute discretion.
      11.     Plan Controls. The terms of this Agreement are governed by the terms of the Plan, which is made a part hereof as if fully set forth herein, and in the case of any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.
      12.     Notice. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered, sent by mail or sent by overnight courier. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date which it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid or next business day after it is sent by overnight courier, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. Group or Holder may change, at any time and from time to time, by written notice to the other, the address previously specified for receiving notices. Until changed in accordance herewith, Group and the Holder specify their respective addresses as set forth below on the signature lines on the last page hereof.
      13.     Award Information Confidential. As partial consideration for the granting of this Option, the Holder agrees that Holder will keep confidential all information and knowledge that Holder has relating to the manner and amount of participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder’s spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan.
      14.     Tax Withholding. By acceptance hereof, Holder hereby (i) agrees to reimburse the Corporation by which Holder is employed for any federal, state, or local taxes required by any government to be withheld or otherwise deducted by such Corporation in respect of Holder’s exercise of all or a portion of the Option; (ii) authorizes the Corporation by which the Holder is employed to withhold from any cash compensation paid to the Holder or on the Holder’s behalf, an amount sufficient to discharge any federal, state, and local taxes imposed on the Corporation by which the Holder is employed, in respect of the Holder’s exercise of all or a portion of the Option; and (iii) agrees that Group may, in its discretion, hold the stock certificate to which Holder is entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal (in the judgment of such Corporation) to the amount to be withheld.
      15.     Confidential Information. As partial consideration of the granting of this Option, the Holder agrees that during Holder’s employment with the Corporation or at any time thereafter, irrespective of the time, manner or cause of the termination of this Agreement, Holder will not directly or indirectly reveal, divulge, disclose or communicate to any person or entity, other than authorized officers, directors and employees of the Corporation, in any manner whatsoever, any Confidential Information of the Corporation or any direct or indirect subsidiary of the Corporation without the prior written consent of the Chairman of the Board of Group. Given the nature of the Confidential Information, the Corporation may be irreparably damaged by any unauthorized disclosure of any Confidential Information. Without prejudice to the rights and remedies otherwise available to the Corporation, Holder agrees that the Corporation shall be entitled to seek equitable relief, including an injunction or specific performance, in the event of any breach of this Paragraph 15.
      16.     Successors. Except as otherwise provided herein, this Agreement is binding on and enforceable by the heirs, successors, and assigns of the parties.
      17.     Governing Law. This Agreement shall be governed by the laws of the State of Delaware, except to the extent that Delaware law is preempted by Federal law.

      18.     Restriction on Shares. Holder acknowledges and agrees that upon exercise of the Option, if required in the opinion of counsel to Group, the certificates for Common Stock, when issued, will have substantially the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT.
      19.     Enforceability; Binding Effect. If any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such ruling shall not invalidate or render unenforceable the other provisions of this Agreement, unless the result of such invalidation or unenforceability shall be to deprive a party of the essential benefit of its bargain under this Agreement, in which event either adversely affected party may immediately terminate this Agreement. If any provision of this Agreement is found to be unenforceable, the unenforceable provision shall be deemed modified to the extent required to permit its enforcement in a manner most closely representing the intent of the parties as expressed herein and all other provisions shall be and remain in full force and effect. Subject to the prohibition on assignments, this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their legal representatives, successors and assigns.
* * * *
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, Group has caused this Nonqualified Stock Option Agreement to be executed and the Holder has hereunto set Holder’s hand as of                     .

GROUP:	INTERNATIONAL WIRE GROUP, INC. 12 Masonic Ave. Camden, NY 13316

By:

Name:

Title:

HOLDER:
_________________________________________________
Address: _________________________________________________ _________________________________________________

OPTION TERMS:

Number of Option Shares:
_________________________________________________
Exercise Price:	$ per share

Date of Grant:
_________________________________________________
Vesting Schedule:	The Option shall vest in equal thirds on the first, second and third anniversaries of the date of grant.

Expiration Date:	10 years from the Date of Grant

APPENDIX B
INTERNATIONAL WIRE GROUP, INC.
2006 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS

1.	Purposes
      International Wire Group, Inc. (the “Company”) desires to attract and retain the services of outstanding nonemployee directors by affording them an opportunity to acquire a proprietary interest in the Company through automatic, non-discretionary awards of options (“Options”) exercisable to purchase shares of Common Stock (as defined below), and thus to create in such directors an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.
      The Options offered pursuant to this International Wire Group, Inc. Stock Option Plan for Nonemployee Directors (the “Plan”) are a matter of separate inducement and are not in lieu of any other compensation for the services of any director.
      The Options granted under the Plan are intended to be options that do not meet the requirements for incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
      As used in the Plan, the term “parent corporation” and “subsidiary corporation” shall mean a corporation coming within the definition of such terms contained in Sections 424(e) and 424(f) of the Code, respectively.

2.	Amount of Stock Subject to the Plan
      Options granted under the Plan shall be exercisable for shares of the Company’s common stock, par value $.01 per share (“Common Stock”).
      The total number of shares of Common Stock authorized for issuance under the Plan upon the exercise of Options (the “Shares”) shall not exceed, in the aggregate, 300,000 of the currently authorized shares of Common Stock of the Company, such number to be subject to adjustment in accordance with Section 13 of the Plan.
      Shares which may be acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company’s treasury, or both. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options may again be subject to a later-granted Option under the Plan.

3.	Effective Date and Term of the Plan
      The Plan shall become effective upon approval by stockholders of the Company (the “Effective Date”). Except as otherwise provided herein, the Plan shall terminate at the close of business on tenth anniversary of the Effective Date.

4.	Administration
      The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board of Directors”), appointed by the Board of Directors from among its members. The Committee shall exercise all power and authority of the Board of Directors at any time and from time to time to administer the Plan. Subject to the express provisions of the Plan, the Committee shall have authority to construe the Plan and the Options granted hereunder, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other ministerial determinations necessary or advisable for administering the Plan. However, the timing of grants of Options under the Plan and the determination of the amounts and prices of such Options shall be effected automatically in accordance with the terms and provisions of the Plan without further action by the Committee or the Board of Directors.
      The determination of the Committee on matters referred to in this Section 4 shall be conclusive.

5.	Eligibility
      Each member of the Board of Directors who is not an employee of the Company or any subsidiary corporation or parent corporation of the Company shall be eligible to be granted Options under the Plan (“Eligible Director”).

6.	Option Grants
      On the sixth business day following the Effective Date, each Eligible Director then in office shall automatically be granted an Option to purchase 9,900 Shares (subject to adjustment as provided in Section 13). On October 20, 2007 and on each anniversary thereafter, each then Eligible Director shall automatically be granted an Option to purchase 3,300 Shares (subject to adjustment as provided in Section 13 hereof); provided, however, such grant shall be made only to an Eligible Director who during the last 12 months attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period in which the Eligible Director has been a director) and (ii) the total number of meetings held by all committees of the Board of Directors on which such Eligible Director served (during the periods that such Eligible Director served). Each Option granted to an Eligible Director pursuant to the Plan shall be evidenced by a written agreement, in a form acceptable to the Committee, between the Company and such Eligible Director. Any Eligible Director entitled to receive an Option grant pursuant to the Plan may elect to decline the Option.
      In addition to the grant above, the Committee shall grant to any individual who becomes a new Eligible Director an Option for the number of shares that represents 3,300 shares per year pro-rated to reflect the number of days until the next automatic option grant hereunder.

7.	Option Price and Payment
      The price for each Share purchasable upon exercise of any Option granted hereunder shall be an amount equal to the Fair Market Value per Share. For purposes of this Plan and any Options awarded hereunder, Fair Market Value shall be the weighted average closing price of the Company’s Common Stock for the five business days immediately preceding the date of grant (or the last closing price prior to the date of grant if the Company’s Common Stock was not traded during such 5 business day period) if the Company’s Common Stock is readily tradable on a national securities exchange or other market system, and if the Company’s Common Stock is not readily tradable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock of the Company through the reasonable application of a reasonable valuation method; provided, however, in the event of a Change in Control, the Fair Market Value shall be based on the actual consideration paid for such Common Stock.
      Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued when it shall have received the full purchase price for the Shares in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) then owned by the holder of the Option having a Fair Market Value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such shares, by the withholding of Shares for which the Option is exercisable having a Fair Market Value equal to the cash exercise price applicable to that portion of the Option being exercised, or by a combination of these methods. The Fair Market Value per Share of Common Stock so delivered or withheld in payment of the purchase price shall be determined as of the date immediately preceding the date on which the Option is exercised in accordance with this Section 7, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

8.	Limitations on the Right of Exercise
      In no event shall an Option granted hereunder be exercised for a fraction of a Share.
      A person entitled to receive Shares upon the exercise of an Option shall not have the rights of a shareholder with respect to such Shares until the date of issuance of a stock certificate to him or her for such Shares; provided, however, that until such stock certificate is issued, any holder of an Option using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares of Common Stock.

9.	Option Period and Exercise of Options
      Subject to the express provisions of the Plan:

(a) the Options granted to an Eligible Director five business days after the Effective Date shall automatically vest as follows: (A) one-third of the Options shall vest and become exercisable on or after the date of grant, (B) one-third of the Options shall vest and become exercisable on or after October 20, 2006 and (C) the remaining one-third of the Options shall vest and become exercisable on or after October 20, 2007;

(b) the Options granted to any Eligible Director on October 20, 2007 and any anniversary thereafter shall automatically vest on the first anniversary of the date of the grant of such option; and

(c) the Options granted to any new Eligible Director (A) prior to October 20, 2007 shall vest and become exercisable (i) such that the pro-rata portion of 3,300 shares for service until the next October 20th shall vest on the next October 20th following the date of grant and (ii) if applicable, 3,300 shares shall vest on each successive October 20th and (B) after October 20, 2007, shall vest and become exercisable on or after the next October 20th following the date of grant.
      Options shall also vest on such other dates as are specified by the Committee. The right of exercise shall be cumulative, so that if the Option is not exercised to the maximum extent permissible during any exercise period, it shall be exercisable, in whole or in part, with respect to all Shares not so purchased at any time prior to the termination of the Option.
      An Option granted to an Eligible Director shall terminate and expire on the tenth anniversary of the date of grant of such Option, unless sooner terminated pursuant to this Plan.
      Subject to the express provisions of the Plan, Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased, the proposed form of payment and specifying a business day not more than ten (10) days from the date such notice is given for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Sections 15, 16 and 17 hereof, the Company shall cause certificates for the Shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

10.	Termination of Directorship
      If an Eligible Director’s service as a director of the Company terminates, any Option previously granted to such Eligible Director shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

(a) if the service of an Eligible Director holding an outstanding Option terminates by reason of such Eligible Director’s death or disability (as described in Section 22(e)(3) of the Code), such Option shall immediately vest and become exercisable, and to the extent not theretofore exercised, remain exercisable at any time up to and including the earlier of (i) one (1) year after the date of such termination of service and (ii) the tenth anniversary of the date of grant of such Option; and

(b) if the service of an Eligible Director holding an outstanding Option terminates by reason of (i) such Eligible Director’s voluntary resignation from service as a director of the Company, or (ii) failure of the Company to nominate for re-election such Eligible Director who is otherwise eligible to serve, except if such failure to nominate for re-election is due to any act of (A) fraud or intentional misrepresentation or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any subsidiary corporation or parent corporation of the Company (in which case, such Option shall terminate and no longer be exercisable), such Option shall continue to vest (pursuant to its vesting schedule) and, to the extent not theretofore exercised, remain exercisable at any time up to and including the earlier of (X) one (1) year after the date of such termination of service and (Y) the tenth anniversary of the date of grant of such Option.

      If an Option granted hereunder shall be exercised by the legal representative of a deceased Eligible Director or former Eligible Director, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any Eligible Director or former Eligible Director, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.
      Notwithstanding anything to the contrary contained in this Section 10, in no event shall any person be entitled to exercise any Option after the expiration of the period of exercisability of such Option, as specified therein.

11.	Use of Proceeds
      The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

12.	Non-Transferability of Options
      An Option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution. Except to the extent provided above, Options also may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.
13.     Adjustment of Shares; Change in Control
      (a) Notwithstanding any other provision contained herein, in the event of any change in the Shares subject to the Plan or to any Option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, extraordinary cash dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in the capital structure of the Company), an adjustment shall be made to each outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Shares subject to such Option had such Option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term “Shares” after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Committee shall make any further adjustment to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options, the number of shares for which Options may be granted to any one Eligible Director and the number of Shares and price per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Committee as to these matters shall be conclusive and binding on the optionee.
      (b) Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company, all then outstanding Options shall immediately vest and become exercisable. For purposes of this Section 13(b), a “Change in Control” of the Company shall be deemed to have occurred upon any of the following events:

(i) Any “person” or “group” (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) but excluding any employee benefit plan of the Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s outstanding securities then entitled ordinarily to vote for the election of directors; or

(ii) During any period of two (2) consecutive years commencing on or after the Effective Date, the individuals who at the beginning of such period constitute the Board of Directors or any individuals who would be Continuing Directors cease for any reason to constitute at least a majority thereof; or

(iii) The Board of Directors shall approve a sale of all or substantially all of the assets of the Company; or

(iv) The Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in clause (i) or (ii), above.

For purposes of this Section 13(b), “Continuing Directors” shall mean, as of the date of determination, any Person who (i) was a member of the Board of Directors of the Company on the Effective Date of this Plan or (ii) was nominated for election or elected to the Board of Directors of the Company with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

14.	Right to Terminate Service
      The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the service of any Eligible Director holding Options and shall not impose any obligation on the part of any Eligible Director holding Options to remain in the service of the Company or of any subsidiary corporation or parent corporation thereof.

15.	Purchase for Investment
      Except as hereinafter provided, the Committee may require the holder of an Option granted hereunder, as a condition to exercise of such Option in the event the Shares subject to such Option are not registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which such holder (a) represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder’s own account for investment only and not with a view to the resale or distribution thereof in violation of any federal or state securities laws and (b) agrees that any subsequent resale or distribution of any of such Shares shall be made only pursuant to either (i) an effective registration statement covering such Shares under the Securities Act and applicable state securities laws or (ii) specific exemptions from the registration requirements of the Securities Act and any applicable state securities laws, based on a written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application thereto of any such exemptions.
      Nothing herein shall be construed as requiring the Company to register Shares subject to any Option under the Securities Act or any state securities law and, to the extent deemed necessary by the Company, Shares issued upon exercise of an Option may contain a legend to the effect that registration rights have not been granted with respect to such Shares.

16.	Issuance of Stock Certificates; Legends; Payment of Expenses
      The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of Options granted pursuant to the Plan and may issue such “stop transfer” instructions to its transfer agent in respect of such Shares as the Committee, in its discretion, determines to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or (b) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares.
      The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses that may be necessitated by the filing or amending of a registration statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such registration statement has been filed by the Company for its own corporate purpose (and the

Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares an optionee receives in the registration statement.
      All Shares issued as provided herein shall be fully paid and nonassessable to the extent permitted by law.

17.	Listing of Shares and Related Matters
      If at any time the listing, registration or qualification of the Shares subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of an Option, or the issuance of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained.

18.	Amendment of the Plan
      The Board of Directors may, from time to time, amend the Plan and any Option granted hereunder.

19.	Termination or Suspension of the Plan
      The Board of Directors may at any time suspend or terminate the Plan. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The ministerial power of the Committee to construe and administer any Options under Section 4 that are granted prior to the termination or the suspension of the Plan shall continue after such termination or during such suspension.

20.	Governing Law
      The Plan, such Options as may be granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware from time to time in effect. Options granted under this Plan are intended to be exempt from the application of Section 409A. No action taken by the Committee shall be construed in a manner that would result in the imposition on a participant of an additional tax under Section 409A of the Code.
      The Committee may grant Options to individual participants who are subject to the tax laws of nations other than the United States, which awards may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such awards by the appropriate foreign governmental entity; provided, however, that no such Options may be granted and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law. The Board of Directors may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

21.	Partial Invalidity
      The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

EXHIBIT A
NON-EMPLOYEE DIRECTOR
NOTICE OF STOCK OPTION GRANT

Name of Optionee:

Shares Subject to Option:	Shares

Exercise Price Per Share:	per Share

Date of Grant:

Vesting Schedule:

Expiration Date:	10 years from the Date of Grant

      By signing your name below, you accept this option and acknowledge and agree that this option is granted under and governed by the terms and conditions of the International Wire Group, Inc. 2006 Stock Option Plan for Nonemployee Directors, which is hereby made a part of this document.

Optionee:	International wire group, inc.
By:

Title:

APPENDIX C
CHARTER FOR THE AUDIT COMMITTEE
OF
INTERNATIONAL WIRE GROUP, INC.
(A Delaware Corporation)
Purpose:
      The purpose of the Audit Committee of the Board of Directors of International Wire Group, Inc., a Delaware corporation (the “Company”), shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board of Directors in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s maintenance of effective internal accounting, financial and disclosure controls and procedures, including compliance with Section 404 of the Sarbanes-Oxley Act of 2002, (iii) the Company’s compliance with legal and regulatory requirements, and (iv) the independent auditor’s qualifications, compensation, independence, performance and engagement for other services;

•	As applicable, prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

•	Provide the Company’s Board of Directors with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.
      The Audit Committee will undertake the specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.
      The Audit Committee shall have authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems appropriate and shall be provided with appropriate funding from the Company for such advisors.
Membership:
      The Audit Committee members will be appointed by the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

•	Each member will be an independent director, as defined in (i) the rules of any national securities exchange or automated interdealer quotation system where the Company’s securities are traded and (ii) the rules of the SEC;

•	Each member will be able to read and understand fundamental financial statements and shall meet any further financial literacy requirements of any national securities exchange or automated interdealer quotation system where the Company’s securities are traded; and

•	At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive officer, principal financial officer or other senior officer with financial oversight responsibilities such that this member will meet the “audit committee financial expert” requirements of the SEC or any national securities exchange or automated interdealer quotation system where the Company’s securities are traded and the Sarbanes-Oxley Act of 2002.

Responsibilities:
      The responsibilities of the Audit Committee shall include:

•	Review and discuss with management and the independent auditors the integrity of the Company’s financial reporting processes and the adequacy of the Company’s internal controls over financial reporting and disclosure controls and procedures;

•	Provide oversight of management’s assessment and remediation of the Company’s internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, and review before release management’s report regarding such system of internal controls required under SEC rules to be included in the Company’s periodic filings and the attestation or report by the independent auditors relating to such disclosure;

•	Appointing, evaluating, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve (i) the hiring and firing of the independent auditors, (ii) all audit engagement fees and terms, and (iii) all non-audit engagements, as may be permissible, with the independent auditors;

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence, (ii) obtaining on an annual basis a statement from the independent auditors consistent with Independence Standards Board Standard No. 1 regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them, (iii) reviewing the independent auditors’ peer review conducted every three years, (iv) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management, any significant suggestions for improvements provided to management by the independent auditors and any other matters described in SAS No. 61, as may be modified or supplemented, and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

•	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including, the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively;

•	Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Reviewing, approving and monitoring related party transactions, as described in Rule 4350(h) of the NASDAQ Stock Market;

•	Reviewing, approving and monitoring compliance with the Company’s code of ethics for its senior financial officers;

•	Reviewing and monitoring, as appropriate, compliance with the Company’s standards of business conduct and legal and regulatory requirements;

•	Establishing and overseeing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

C-2

•	Providing oversight and review at least annually of the Company’s risk management policies, including its investment policies and meeting with management to discuss the same;

•	Reviewing its own charter, structure, processes and membership requirements on an annual basis; and.

•	Conduct an annual evaluation of its performance in fulfilling its duties and responsibilities under this charter and submit the results of that evaluation to the Board of Directors.
Meetings:
      The Audit Committee will meet at least five times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.
      The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company and the Principal Accounting Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate. Finally, the Committee will meet with the Company’s Internal Audit Manager in executive session at least two times annually.
Minutes:
      The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.
Reports:
      The Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee’s charter.
Compensation:
      Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors upon recommendation of the Compensation Committee. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors upon recommendation of the Compensation Committee.
      Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.
Delegation of Authority:
      The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

C-3

INTERNATIONAL WIRE GROUP, INC. ANNUAL MEETING — PROXY CARD
Vote by Mail
• Mark, sign and date your proxy form
• Detach your proxy form
• Return your proxy form in the postage-paid envelop provided
The Board of Directors recommends a vote “FOR” proposals 1, 2, 3 and 4:
Proposal 1: Election of Directors
Nominees:

(1) Rodney D. Kent	For	Withhold	For All
(2) Mark K. Holdsworth	All	All	Except:
(3) William Lane Pennington
(4) Peter Blum	☐	☐	☐
(5) David M. Gilchrist, Jr.	To withhold authority to vote for
(6) Robert A. Hamwee	any individual, mark “For All Except”
(7) Lowell W. Robinson	and write the nominee’s number on the
(8) John T. Walsh	line below.

Proposal 2: Ratification of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the year ending December 31, 2006	For	Against	Abstain

	☐	☐	☐

Proposal 3: Approval of the International Wire Group, Inc. 2006 Management Stock Option Plan	For	Against	Abstain

	☐	☐	☐

Proposal 4: Approval of the International Wire Group, Inc. 2006 Stock Option Plan for Nonemployee Directors	For	Against	Abstain

	☐	☐	☐
In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment(s) thereof. If this proxy is signed but no direction is made, this proxy will be voted for proposals 1, 2, 3 and 4.
☐	Mark this box with an X if you plan to attend the meeting.

Date	Stockholder sign here	Co-Owner sign here
(When signing as attorney, executor, administrator, trustee, or guardian, give full title. If more than one trustee, all should sign.)